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                                                                   EXHIBIT 10.11



                          SUNSET NORTH CORPORATE CAMPUS



                                 LEASE AGREEMENT

                                     BETWEEN

                        WRC SUNSET NORTH LLC ("LANDLORD")

                                       AND

                         BSQUARE CORPORATION ("TENANT")


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                             OFFICE LEASE AGREEMENT

     This Office Lease Agreement (the "Lease") is made and entered into as of the 15th day of January, 1999, by and between WRC SUNSET NORTH LLC, a Washington limited liability company ("Landlord") and BSQUARE CORPORATION, a Washington corporation ("Tenant").

                 ARTICLE 1. BASIC LEASE INFORMATION; DEFINITION.

     A. The following are some of the basic lease information and defined terms used in this Lease.

          1. "ADDITIONAL BASE RENTAL" shall mean Tenant's Pro Rata Share of Basic Costs and any other sums (exclusive of Base Rental) that are required to be paid by Tenant to Landlord hereunder, which sums are deemed to be additional rent under this Lease. Additional Base Rental and Base Rental are sometimes collectively referred to herein as "Rent".

          2. "BASE RENTAL" shall mean Twenty and no/100 Dollars ($20.00) per rentable square foot of the Premises per year during year one (1) of the Lease Term; Twenty-One and no/100 Dollars ($21.00) per rentable square foot of the Premises per year during years two (2) and three (3) of the Lease Term; Twenty-Two and no/100 Dollars ($22.00) per rentable square foot of the Premises per year during years four (4) and five (5) of the Lease Term; Twenty-Three and no/100 Dollars ($23.00) per rentable square foot of the Premises per year during years six (6) and seven (7) of the Lease Term; Twenty-Four and no/100 Dollars ($24.00) per rentable square foot of the Premises per year during years eight
(8) and nine (9) of the Lease Term; and Twenty-Five and no/100 Dollars ($25.00) per rentable square foot of the Premises per year during year ten (10) of the Lease Term.

          3. "BUILDING" shall mean the office building commonly known as Building 4 of Sunset North Corporate Campus, located at the Northeast corner of 139th Avenue Southeast and Southeast 32nd Street, Bellevue, King County, Washington. "BUILDINGS" means the Building and Building 3 and Building 5, collectively.

          4. "CAMPUS" means the Sunset North Corporate Campus located at the Northeast corner of 139th Avenue Southeast and Southeast 32nd Street in Bellevue, King County, Washington. The Campus contains the Building (commonly known as Building 4), and the office buildings commonly known as BUILDING 3 AND BUILDING 5.

          5. The "COMMENCEMENT DATE," "INITIAL LEASE TERM," "LEASE TERM" and "TERMINATION DATE" shall have the following meanings: The "INITIAL LEASE TERM" shall mean a period of one hundred twenty (120) months commencing on the Commencement Date, as defined in Section 3(A) (the "COMMENCEMENT DATE"). The target commencement date is August 15, 1999 (the "TARGET COMMENCEMENT DATE"). The "TERMINATION DATE" shall, unless sooner terminated as provided herein, mean the last day of the Lease Term. Notwithstanding the foregoing, if the Termination Date, as determined herein, does not occur on the last day of a calendar month, the Lease Term shall be extended by the number of days necessary to cause the Termination Date to occur on the last day of the last calendar month of the Lease Term. Tenant shall pay Base Rental and Additional Base Rental for such additional days at the same rate



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payable for the portion of the last calendar month immediately preceding such extension. Tenant has the option of extending the term of this Lease beyond the Initial Lease Term pursuant to the provisions of Section 5(C) below. The term of this Lease, as so extended, is referred to in this Lease as the "LEASE TERM."

          6. "INDEX" shall mean the "Consumer Price Index (United States City Average for All Urban Consumers) -- All Items (Reference Base 1982-84=100)" published by the United States Department of Labor, Bureau of Labor Statistics. In the event the Index shall hereafter be converted to a different standard reference base or otherwise revised, the determination of the percentage increase shall be made with the use of such conversion factor, formula or table for converting such index as may be published by the Bureau of Labor Statistics or, if said Bureau shall not publish the same, then with the use of such conversion, factor, formula or table as may be published by Prentice Hall, Inc. or any other nationally recognized publisher of similar statistical information. In the event any such index shall cease to be published, then for the purposes of this Section, there shall be substituted such other index as Landlord and Tenant shall reasonably agree. References to the Index as of a particular date shall mean the Index most recently published on such date.

          7. "INITIAL PREMISES" shall mean the area located on the entire third
(3rd), fourth (4th) and fifth (5th) floors of the Building, as outlined on Exhibit A attached hereto and incorporated herein, containing approximately ninety-four thousand one hundred eighty-two (94,182) rentable square feet of area and eighty-four thousand eight hundred forty-nine (84,849) usable square feet of area, measured on a single tenant per floor basis, using BOMA standards. The area of the Premises may be adjusted or expanded in accordance with the provisions of Section 5(A) below. The Initial Premises, as later modified or expanded, is referred to in this Lease as the "PREMISES."

          8. "PERMITTED USE" shall mean only sales, general office, computer research, engineering, development and testing, and administration, together with uses ancillary thereto (such as cafeteria and related kitchen facilities), and any other legally permitted use consistent with the character of the Building.

          9. "RENTABLE AREA," "RENTABLE SQUARE FEET" and similar terms shall mean Rentable Area as determined in accordance with the American National Standard Method of measuring floor space in office buildings as published by the Building Owners and Managers Association International dated June 7, 1996 ("BOMA").

          10. "TENANT'S PRO RATA SHARE" shall mean twenty and four hundred forty five one thousandths percent (20.445%), which is the quotient (expressed as a percentage), derived by dividing the Rentable Area of the Premises (94,182) by the Rentable Area of Buildings 3,4 and 5 (460,663). At such time as the construction of all of the Buildings is completed, Landlord will cause the rentable square feet of the Buildings and the Premises to be determined in accordance with BOMA standards, will notify Tenant of such rentable square feet, and Tenant's Pro Rata Share shall be adjusted accordingly if the Rentable Area differs from that set forth above.

          11. "USABLE AREA," "USABLE SQUARE FEET" and similar terms shall mean Usable Area as determined in accordance with BOMA.



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          12. "NOTICE ADDRESSES" shall mean the following addresses for Tenant and Landlord, respectively:

          Tenant: On and after the Commencement Date, notices shall be sent to Tenant at the Premises.

                         Prior to tile Commencement Date, notices shall be sent to Tenant at the following address:

                         BSQUARE Corporation
                         3633 136th Place NE, Suite 100
                         Bellevue, WA 98006
                         Attn: General Counsel

          Landlord:      WRC Sunset North LLC
                         c/o Wright Runstad & Company
                         Suite 2000
                         1191 Second Avenue
                         Seattle, WA 98101
                         Attention: Jon F. Nordby

                         With a copy to:

                         Equity Office Properties Trust
                         Two North Riverside Plaza
                         Suite 2200
                         Chicago, Illinois 60606
                         Attention: Regional Counsel - Western Region

     Payments of Rent only shall be made payable to the order of WRC Sunset North LLC at the address of the Landlord set forth above, or such other address as may be specified in the Commencement Letter delivered to Tenant pursuant to
Section 3(C).

     B. The following are additional definitions of some of the defined terms used in the Lease.

          1. "BASIC COSTS" are defined below in Section 7(B) hereof.

          2. "BROKER" means The Broderick Group and Leibsohn & Company

          3. "BUILDING STANDARD" shall mean the type, grade, brand, quality and/or quantity of materials Landlord designates from time to time to be the minimum quality and/or quantity to be used in the Building.

          4. "BUSINESS DAY(S)" shall mean Mondays through Fridays exclusive of the normal business holidays ("Holidays") of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Landlord, from time to time during the



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Lease Term, shall have the right to designate additional Holidays, provided such additional Holidays are nationally recognized by other office buildings.

          5. "COMMON AREAS" shall mean those areas provided for the common use or benefit of all tenants generally and/or the public, such as corridors, elevators, elevator foyers, common mail rooms, restrooms, vending areas, lobby areas (whether at ground level or otherwise), walkways, parking areas and landscaping and other similar facilities.

          6. "LANDLORD WORK" shall mean the construction of the shell and core of the Building, including the Common Areas. The Landlord Work is described on Exhibit D attached hereto.

          7. "NORMAL BUSINESS HOURS" for the Building shall mean 7:00 a.m. to 7:00 p.m. Mondays through Fridays, and 7:00 a.m. to 2:00 p.m. on Saturdays, exclusive of Holidays.

          8. "PRIME RATE" shall mean the prime rate reported in the Money Rates column or section of the Wall Street Journal or any successor thereof from time to time.

          9. "PROPERTY" shall mean the Buildings and the Parcel(s) of land on which they are located, all other property in the Campus and, at Landlord's discretion, the garages serving the Buildings, and all other improvements owned by Landlord and serving the Buildings and the tenants thereof and the parcel(s) of land on which they are located. The legal description for the Property is set forth on Exhibit A-1, attached hereto and incorporated herein by this reference.

          10. "INITIAL TENANT IMPROVEMENTS" shall mean the tenant improvements to be constructed in the Initial Premises pursuant to Tenant's plans and specifications, as approved by Landlord pursuant to the terms of Exhibit D attached hereto, and "Tenant Improvements" shall include the Initial Tenant Improvements.

                             ARTICLE 2: LEASE GRANT.

     Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the right, in common with others, to use the Common Areas.

             ARTICLE 3: ADJUSTMENT OF COMMENCEMENT DATE/POSSESSION.

     A. Commencement Date: Landlord and Tenant shall use their best efforts to complete the Building and the Initial Tenant Improvements in accordance with Exhibit D hereto on the Target Commencement Date or as soon thereafter as practicable.

     The determination of the Commencement Date with respect to the Initial Premises shall depend on which contractor is selected to construct the Initial Tenant Improvements. If Tenant selects the contractor engaged by Landlord to construct the shell and core of the Building (the "SHELL AND CORE CONTRACTOR"), Landlord shall use its commercially reasonable best efforts to cause the Commencement Date to occur by August 15, 1999. If the Initial Tenant Improvement work is bid, and if the Shell and Core Contractor's bid is the lowest received by Tenant for the



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construction of the Tenant Improvements, or is within two percent (2%) of the lowest bid received, and Tenant chooses a contractor other than the Shell and Core Contractor, the Commencement Date shall be deemed to occur on the date that it otherwise would have occurred (as determined by the following paragraph) had the Shell and Core Contractor been chosen to construct the Initial Tenant Improvements (as reasonably determined based on the Shell and Core Contractor's proposed schedule included in its tenant work bid but taking into consideration Force Majeure events that are not the result of Tenant's selection of a contractor other than the Shell and Core Contractor (e.g. no adjustment shall be made for material shortages or labor disputes that would not have applied to the Shell and Core Contractor.) If the Shell and Core Contractor is not the lowest bidder or within two percent (2%) of the lowest bidder, and Tenant chooses such lowest bidder, the Commencement Date shall be deemed to occur on the earlier of
(i) the date three (3) weeks after the date that it otherwise would have occurred had the Shell and Core Contractor been chosen to construct the Initial Tenant Improvements (as reasonably determined based on the Shell and Core Contractor's proposed schedule included in its tenant work bid but taking into consideration Force Majeure events that are not the result of Tenant's selection of a contractor other than the Shell and Core Contractor (e.g. no adjustment shall be made for material shortages or labor disputes that would not have applied to the Shell and Core Contractor), or (ii) the date the Commencement Date would otherwise occur pursuant to the following paragraph. All of the foregoing dates are subject to the delay provisions contained in Section 38(D) below. The contractor so selected to construct the Tenant Improvements shall be hereinafter referred to as the "TENANT IMPROVEMENTS CONTRACTOR." The Commencement Date with respect to the Initial Premises shall be deemed to occur on (A) the later of (I) the completion date specified in the notice ("30 Day Notice") delivered to Tenant at least thirty (30) days prior to the date that the Initial Premises will be completed for occupancy or (II) the date the entirety of the Initial Premises is in fact delivered to Tenant with all of Landlord's Work and the Initial Tenant Improvements substantially completed, or
(B) such earlier date as Landlord would have been able to so deliver the entire Premises to Tenant but for Tenant Delay (defined below). Subject to Tenant Delay or other causes beyond Landlord's control, Landlord shall use its best efforts to deliver the Premises to Tenant no later than the completion date specified in the 30 Day Notice. Notwithstanding the foregoing, (i) if the Initial Premises have been delivered to Tenant with all of Landlord's Work and the Initial Tenant Improvements substantially completed, the Commencement Date shall be deemed to have occurred with respect to the Initial Premises on the date Tenant first occupies any portion of the Initial Premises for normal business operations, if such date is earlier than the dates described above; and (ii) if all of Landlord's Work and the Initial Tenant Improvements have not been completed in the Initial Premises, but Tenant occupies all or some portion of the Initial Premises for normal business operations, Rent and Additional Rent shall be payable only on the space so occupied by Tenant until the Commencement Date. Any such occupancy of the Premises prior to the Commencement Date shall be subject to all of the other terms and conditions of this Lease except that the Initial Lease Term shall not commence until the Commencement Date.

          As used herein, the term "TENANT DELAY" shall mean any delay experienced by Landlord in its work on the Building or the Tenant Improvements resulting from: (a) any interference or delay caused by occurrences within the reasonable control of Tenant; (b) any delay caused by Tenant's failure or refusal to furnish plans, or approve or disapprove plans for the Tenant Improvements, within the periods set out in Exhibit D; (c) any delay attributable to changes in or additions to Landlord's plans requested by Tenant or Tenant's selection of non-Building Standard Tenant Improvements; (d) any other delay in acts of Tenant required under



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Exhibit D; or (e) any delay attributable to Tenant's selection as the Tenant
Improvement Contractor of a party other than the Shell and Core Contractor, as described in this Section 3(A); provided that the foregoing clauses (a) through
(c) shall apply only to the extent that such delay impedes or otherwise adversely affects Landlord's Work or the schedule for preparing the Premises for occupancy. Landlord shall notify Tenant as soon as reasonably possible when Landlord becomes aware of an event which constitutes or may constitute a Tenant Delay.

          The occurrence of the Commencement Date prior to the completion in full of all work required to be performed by Landlord as provided herein shall not relieve Landlord of its obligation thereafter to complete the same with due dispatch and in a workmanlike manner. Without waiving any rights of Tenant, Landlord, Tenant, and Landlord's and Tenant's architects shall prepare within thirty (30) days after the Commencement Date or as soon thereafter as practicable a "punch-list" which shall consist of the items that have not been, but should have been, finished or furnished by Landlord in the Premises or in connection with Landlord's Work, or which have not been completed in accordance with the plans and specifications, or in a workman like manner, with respect to the Landlord's Work or Initial Tenant Improvements. Upon presentation of such punch-list to Landlord, Landlord shall, with all due diligence, proceed to complete and furnish all punch-list items. If such items relate to Landlord's Work, they shall be completed at Landlord's sole cost and expense. If such items relate to the Initial Tenant Improvements, they shall be paid in the same manner that the costs of the Initial Tenant Improvements are paid. With respect to such items that relate to the Initial Tenant Improvements, if within thirty (30) days after presentation of the punch-list, Landlord shall not have commenced, and be proceeding with due diligence, to complete and furnish such items, or if Landlord thereafter fails to prosecute its work on such items to completion with due diligence, Tenant may deliver written notice of such failure to Landlord, and if Landlord does not commence and proceed with due diligence to complete such items within ten (10) days after Landlord's receipt of such notice, Tenant may complete such items and, to the extent Landlord is responsible for such costs as set forth above, Landlord will reimburse Tenant upon demand for the reasonable costs incurred by Tenant for such work. If such costs are properly chargeable to Landlord and are not paid within ten (10) days after written demand, such costs shall be credited to and deducted from Tenant's next monthly installments of Rent and Additional Rent payable hereunder as an offset against such amounts owing by Tenant. Any such punch-list items which do not materially interfere with Tenant's enjoyment of the portion of the Premises involved shall not delay the Commencement Date with respect thereto.

          Landlord shall promptly correct all defects in Landlord's Work and Tenant Improvement work performed by the Tenant Improvement Contractor, and all failures of such work to conform to the plans and specifications for such work which have been agreed upon by Landlord and Tenant, which defects or non-conformities are discovered before or within one year after the Commencement Date or, with respect to latent defects or defects not discoverable as a result of a visual review of the Premises, within three (3) years after the Commencement Date. Landlord shall bear all costs of correcting Landlord's Work and, to the extent caused by the act or omission of Landlord, Tenant Improvement work performed by the Tenant Improvement Contractor. Landlord and Tenant shall each give the other prompt written notice after discovering the existence of any such defects or non-conformities in Landlord's work and Tenant Improvement work performed by the Tenant Improvement Contractor.

     B. Installation Period. Tenant shall have the right to enter the Premises at no cost for up to thirty (30) days prior to the Commencement Date for purposes of installing



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furniture,  fixtures, cabling, wiring and equipment (the "INSTALLATION PERIOD"), provided that the Installation Period shall not delay the Commencement Date. Tenant shall coordinate its work with the Shell and Core Contractor and the Tenant Improvements Contractor and shall not interfere with any such contractors
or  their  subcontractors.   Tenant's  occupancy  of  the  Premises  during  the
Installation Period shall be subject to all of the terms and conditions of this Lease, except Tenant shall not be charged Rent during the Installation Period unless Tenant has occupied any portion of the Premises during such period for normal business operations, in which event, Rent shall commence as set forth in
Section 3(A) above.

          C. Confirmation of Commencement Date: The Commencement Date shall be confirmed in writing using the form contained in Exhibit C.

          D. Failure of Commencement Date: If the Commencement Date has not occurred on or before December 1, 1999, as extended for Force Majeure and Tenant Delay (provided any such extension for Force Majeure shall not exceed sixty (60) days in the aggregate), Tenant shall have the option, to be exercised in Tenant's sole discretion, upon thirty (30) days' prior written notice to Landlord, to terminate this Lease and all obligations of Tenant hereunder (unless the Commencement Date occurs within such 30-day period), or to sue to specifically enforce this Lease, as Tenant's sole remedies as a result of such delay.

                        ARTICLE 4: INTENTIONALLY DELETED

                               ARTICLE 5: PREMISES

     A. Initial Premises. The Initial Premises are depicted on Exhibit A attached hereto and contain approximately ninety-four thousand one hundred eighty-two (94,182) rentable square feet of area. The precise square footage of the Initial Premises shall be determined based upon Tenant's Final Plans, and once so determined shall not be further adjusted except to reflect additions to or other modifications of the Premises.

     B. Expansion Option. Landlord hereby grants Tenant one (1) option to expand (the "Expansion Option") in accordance with the provisions of this Section 5(B), provided:

          1. Tenant is not in default under this Lease beyond any applicable cure periods at the time Landlord receives the Expansion Notice; and

          2. no part of the Premises aggregating to fifty percent (50%) or more of the Rentable Area of the Premises is sublet (other than pursuant to a Corporate Transfer, as defined in Section 16(E) below) at the time Landlord receives the Expansion Notice (for purposes of this Subsection 2, the Rentable Area of the Premises shall include any area that Tenant elects to lease pursuant to the Expansion Notice described below); and

          3. this Lease has not been assigned (other than pursuant to a Corporate Transfer) prior to the time Landlord receives the Expansion Notice.

Landlord agrees to take the second floor of the Building off the market until March 31, 1999 and Tenant has the option to lease such floor (the entire floor or portion thereof) until such date. To exercise the Expansion Option, Tenant shall provide to Landlord written notice on or before March 31, 1999 (the "Expansion Notice"), that Tenant is exercising the Expansion Option, at



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which time Tenant shall designate the approximate number of rentable square feet
Tenant desires to occupy on the second floor. In the event Tenant leases any portion of the second floor, the rental rate shall be the same Base Rental rate applicable to the Initial Premises, the lease term shall be co-terminus and the tenant improvement Allowance shall be the same as initially provided for the Initial Premises. In addition, the Security Deposit as defined in Section 9 will increase proportionately based on the amount of additional area leased. If
Tenant leases less than the full floor pursuant to this provision, Landlord reserves the right to determine the location of the partial floor leased, subject to Tenant's reasonable approval. Upon exercise of the Expansion Option by Tenant, Landlord and Tenant shall enter into an amendment to this Lease which reflects the additional space to be leased by Tenant, and which shall set forth the respective dates, in accordance with Exhibit D, by which the various items to be completed by Landlord and Tenant are to be so completed (the number of days shall be the same approximate number of days as exist with respect to the Initial Premises). The additional Security Deposit payment shall be paid pro rata at the same time as payments are due in accordance with Article 9; provided that the "execution of this Lease" shall refer to execution of the amendment to the Lease with respect to the Expansion Option, and the "Commencement Date" shall refer to the Commencement Date of the Lease with respect to the expansion space. For purposes of the Lease, the Commencement Date with respect to the expansion space shall be determined solely with reference to the expansion space and shall occur on the earlier of Tenant's occupancy of any portion of such expansion space for normal business purposes or October 15, 1999, but in no event earlier than the Commencement Date for the Initial Premises.

          C. Option to Expand. Landlord hereby grants Tenant the option to extend the Lease Term for four (4) periods of five (5) years each, upon all of the terms and conditions contained in this Lease, except for Base Rental, provided:

               1. Tenant is not in default under this Lease beyond any applicable cure periods at the time that Tenant delivers any Extension Notice or at the time Tenant delivers any Binding Notice; and

               2. No part of the Premises aggregating to thirty-three percent (33%) or more of the Rentable Area of the Premises is sublet (other than pursuant to a Corporate Transfer) at the time that Tenant delivers any Extension Notice or at the time Tenant delivers any Binding Notice; and

               3. The Lease has not been assigned (other than pursuant to a Corporate Transfer) prior to the date that Tenant delivers any Extension Notice or prior to the date Tenant delivers any Binding Notice.

The Base Rental shall be one hundred percent (100%) of the projected net fair market rental rate on the effective date of such renewal for comparable term extensions for comparable space in comparable first class buildings in the Eastside area, excluding the Bellevue central business district (the "FAIR MARKET RENEWAL RATE"), provided that in no event shall the Fair Market Renewal Rate be less than the then current Base Rental being paid by Tenant. If Tenant wishes to exercise this extension option, Tenant shall provide written notice of its intent to extend (an "Extension Notice") at least twelve (12) months, but not more than fifteen (15) months, prior to the expiration of the then current Lease Term. Within thirty (30) days after receipt of the Extension Notice, Landlord shall inform Tenant of the proposed Fair Market Renewal Rate. If Landlord and Tenant cannot agree on a Base Rental within sixty (60) days after Tenant's receipt



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of Landlord's notice, then Tenant may either (i) elect not to so extend the
Lease Term; or (ii) irrevocably elect to extend the Lease Term with the market rent to be determined in accordance with the following binding arbitration provisions (a "Binding Notice"). The Fair Market Renewal Rate will include the following if offered in comparable buildings to a renewing tenant: rental concession, refurbishment allowance, tenant improvement allowance, any other incentives, and any brokerage commission. The Fair Market Renewal Rate will also reflect the refurbishment allowance granted by Landlord to Tenant pursuant to
Section 6(E) below.

               (a) Within fifteen (15) business days after Tenant's irrevocable election to extend the Lease term, Landlord and Tenant shall each identify an impartial person to act as a valuation expert and notify the other thereof. The expert specified in each such notice must be a commercial real estate professional having not less than ten (10) years' active experience as a real estate professional in the downtown and suburban office leasing market in Bellevue, Washington, but who may not be a real estate broker or sales person. If either party falls to appoint an expert within such fifteen (15) business day period, then the determination of the expert first appointed shall be final, conclusive and binding on both parties.

               (b) The named experts shall together determine the Fair Market Renewal Rate. If the experts fail to agree on the Fair Market Renewal Rate within thirty (30) days of their appointment and the difference in their conclusions about Fair Market Renewal Rate is ten percent (10%) or less of the lower of the two determinations, Fair Market Renewal Rate shall be the average of the two determinations.

               (c) If the two experts fail to agree on Fair Market Renewal Rate and the difference between the two determinations exceeds ten percent (10%) of the lower of the two determinations, then the experts shall, within tell (10) business days after the expiration of the 30-day period described in subparagraph (2) above, appoint a third expert, similarly impartial and qualified, to determine the Fair Market Renewal Rate. Such third expert shall determine the Fair Market Renewal Rate within thirty (30) days of his or her appointment, and the average of the determinations of the two closest experts is final, conclusive and binding on Landlord and Tenant. Landlord and Tenant shall each execute and deliver an agreement confirming annual Base Rental for the extended term.

               (d) Landlord and Tenant shall each pay the fees of any expert appointed by Landlord and Tenant, respectively, and Landlord and Tenant shall each pay one-half (1/2) of the fees of the third expert, if any.

        D.     Right of First Offer and Other Rights.

               (1) Landlord hereby grants Tenant a continuing right of first offer in accordance with the provisions of this Section 5(D)(1), provided
Tenant shall have no rights under this Section 5(D)(1) and shall not be entitled to a Landlord's Notice if:

                    (a) Tenant is in default under this Lease beyond any applicable cure periods at the time Landlord would otherwise deliver the Landlord's Notice; or

                    (b) the Premises, or any portion thereof aggregating at the time Landlord would otherwise deliver Landlord's Notice, either to



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                         (i) fifty percent (50%) or more of the Rentable Area of
                         the Premises if Landlord's Notice would be delivered during the first five (5) years of the Initial Term, or to (ii) thirty-three percent (33%) or more of the Rentable Area of the Premises if Landlord's Notice would be delivered after the first five (5) years of the Initial Term, is sublet (other than pursuant to a Corporate Transfer). For purposes of this Subsection
                         (b), the Rentable Area of the Premises shall include any rentable area which is the subject of the Landlord's Notice; or

                    (c) the Lease has been assigned (other than pursuant to a Corporate Transfer) prior to the date Landlord would otherwise deliver the Landlord's Notice; or

                    (d) the Tenant is not occupying any portion of the Premises on the date Landlord would otherwise deliver the Landlord's Notice.


In addition to and subject to Tenant's rights pursuant to Section 5(B), Tenant shall have a right of first offer on the second (2nd) floor of the Building, which is currently available or which becomes available during the Lease Term. In the event Landlord is prepared to issue or issues a proposal to a third party for space on the second (2nd) floor of the Building, Landlord shall deliver a notice ("Landlord's Notice") to Tenant identifying such third party and the space subject to such proposal. Tenant shall have five (5) business days after receipt of Landlord's Notice to elect to lease such space upon the terms and conditions offered or to irrevocably commit to lease such space at the Fair Market Rental Rate. As used herein, the "FAIR MARKET RENTAL RATE" shall mean one hundred percent (100%) of the projected net fair market rental rate on the date such space will first be leased by Tenant for comparable space in comparable first class buildings in the Eastside area, excluding the Bellevue central business district, provided that in no event shall the Fair Market Rental Rate be less than the then current Base Rental being paid by Tenant on the remainder of the Premises. The Fair Market Rental Rate will include the following if offered in such comparable buildings: rental concessions, refurbishment allowances, tenant improvement allowances, any other incentives, and any brokerage commissions. If Landlord and Tenant are unable to agree on the Fair Market Rental Rate within fifteen (15) business days after Tenant's receipt of Landlord's Notice, the Fair Market Rental Rate shall be determined in the same manner that the Fair Market Renewal Rate is determined pursuant to Section 5(C) above. If Tenant elects not to lease such space, or if Tenant fails to respond within such five (5) business day period, Landlord shall be free to lease such space to the party specified in Landlord's Notice on such terms as Landlord may desire; provided that if negotiations with the third party identified in Landlord's Notice terminate, or if Landlord does not lease such space to such third party within six (6) months following the date of Landlord's notice to Tenant, the provisions of this Section 5(D)(1) shall again apply and Landlord shall not lease such space until Landlord has provided to Tenant the right of first offer as provided in this Section 5(D)(1).

          (2) In addition to the right of first offer granted to Tenant pursuant to Section 5D (1) above, Tenant shall have an additional a right of offer in accordance with the provisions of this Section 5(D)(2), provided Tenant shall have no rights under this Section 5(D)(2) and shall not be entitled to a Landlord's Notice if:

                    (a) Tenant is in default under this Lease beyond any applicable cure periods at the time Landlord would otherwise deliver the Landlord's Notice; or

                    (b) the Premises, or any portion thereof aggregating at the time Landlord would otherwise deliver Landlord's Notice, either to (i) fifty percent (50%) or more of the Rentable Area of the Premises if Landlord's Notice would be delivered during the first five (5) years of the Initial Term, or to (ii) thirty-three percent (33%) or more of the Rentable Area of the Premises if Landlord's Notice would be delivered after the first five (5) years of the Initial Term, is sublet (other than pursuant to a Corporate Transfer). For purposes of this Subsection (b), the Rentable Area of the Premises shall include any rentable area which is the subject of the Landlord's Notice; or

                    (c) the Lease has been assigned (other than pursuant to a Corporate Transfer) prior to the date Landlord would otherwise deliver the Landlord's Notice; or

                    (d) the Tenant is not occupying any portion of the Premises on the date Landlord would otherwise send the Landlord's Notice.

The rights contained in this Section 5(D)(2) shall apply to the remainder of the leasable space in the Building (the "Second Offer Space") and shall be subject and subordinate to all currently existing rights of expansion, first offer, first refusal and similar rights with respect to such space that are presently existing or that are subsequently granted to tenants in the Property. Tenant acknowledges that its rights hereunder may be subject and subordinate to the rights of more than one other tenant. In the event Landlord is prepared to issue or issues a proposal to a third party for all or any portion of the Second Offer Space, and all prior rights granted to other tenants with respect to such space have expired or otherwise terminated, Landlord shall deliver a notice ("Landlord's Notice") to Tenant identifying the space subject to such proposal. Tenant shall have five (5) business days after receipt of Landlord's Notice to elect to lease such space upon the terms and conditions offered, or upon other terms and conditions agreed upon. If Tenant elects not to lease such space, or if Tenant fails to respond within such five (5) business day period, Landlord shall be free to lease such space to any other party on such terms as Landlord may desire; provided that if negotiations with the third party identified in Landlord's Notice terminate, or if Landlord does not lease such space to such third party within six (6) months following the date of Landlord's notice to Tenant, the provisions of this Section 5(D)(2) shall again apply and Landlord shall not lease such space until Landlord has provided to Tenant the right of first offer as provided in this Section 5(D)(2).

          E. Termination Option. Tenant shall have the right to terminate all or a portion of this Lease in accordance with the provisions of this Section 5(E), provided:

               1. Tenant is not in default under this Lease beyond any applicable cure periods at the time that Tenant delivers the termination Notice; and

               2. The Lease has not been assigned (other than pursuant to a Corporate Transfer) prior to the date that Tenant delivers the Termination Notice.

Tenant shall have the option to terminate the Lease or terminate a portion of the Lease on a floor by floor basis effective at the end of the seventh (7th) year of the Initial Lease Term by providing not less than twelve (12) months prior written notice to Landlord ("Termination Notice"). If Tenant exercises this option, Tenant shall pay a termination fee for that portion of the space terminated equal to six (6) months Base Rental (at the Year 8 scheduled Base Rental rate as defined in Article A.2. above) plus the unamortized principal balance of the tenant improvement allowance ($30.15 per useable square foot of the space terminated), and leasing commissions ($5.50 per rentable square foot of the area terminated) provided by Landlord assuming a 12% per annum interest rate. Such termination fee shall be payable fifty percent (50%) on the notice date and fifty percent (50%) upon the effective date of termination. For the purpose of computing the termination fee, the Tenant Improvement Allowance and the leasing commission shall be deemed to be amortized by Landlord in equal monthly installments over 120 months, commencing on the Commencement Date, with interest at twelve percent (12%). By way of example, if the rentable square footage is 94,000 square feet, and Landlord pays a broker's commission in connection therewith in an amount equal to $5.50 per rentable square foot, or $517,000, and if the useable square footage is 82,000 square feet and Landlord pays a Tenant Improvement Allowance of $30.15 per usable square foot, or $2,472,300, the total Tenant Improvement Allowance and real estate commissions to be amortized would be $2,989,300. If Tenant terminated one floor of the Lease (aggregating 31,333 rentable square feet and 27,333 useable square feet) effective the end of the seventh (7th) lease year, the unamortized principal balance of the Tenant Improvement Allowance and leasing commissions for three floors would be $1,291,244. One third of that amount, applicable to the one of three floors terminated, equals $430,415. In addition, six (6) months of Base Rental using year eight (8) rents ($24.00 per rentable square foot), multiplied by the number of rentable square feet on one floor (31,333) equals $375,996. The total termination fee for one (1) floor is thus $806,411 ($430,415 + $375,996).

          F. Parking. Landlord shall provide Tenant with no fewer than four (4) unassigned parking spaces in the parking garage serving the Building for each one thousand (1,000) usable square feet of leased space in the Premises, as set forth in Section 1(A)(7) above. The number of spaces provided to Tenant hereunder shall proportionally change as the area of the Premises changes. Tenant may change the number of spaces Tenant wishes to use from time to time, subject to the above maximum, provided Tenant gives Landlord at least thirty
(30) days prior notice of such change and the changes are effective on the first day of a calendar month. The rate for monthly parking for each such space during the first thirty-six (36) months of the term shall be Forty-Five Dollars ($45.00) per month per space plus Washington State sales tax. The parking rate shall be adjusted every thirty-six (36) months to the comparable rates for office buildings on the I-90 corridor, but not less than $45.00 per stall plus applicable sales tax. A designated limited number of executive parking spaces will be located directly below the Building on the top garage level. The exact size of this area will depend upon how many parkers desire this service. The cost for stalls for these executive parking spaces will initially be Sixty-Five Dollars ($65.00) per month per stall plus Washington State sales tax. Landlord shall monitor the access to and parking in the parking garage to ensure that Tenant has reasonable access to the number of parking spaces desired by Tenant from time to time. Landlord shall make available to Tenant not less than four (4) executive parking spaces within the above permitted number of spaces. No reserved stalls will be available.

                         ARTICLE 6: TENANT IMPROVEMENTS

     A. Tenant Improvements for the Initial Premises ("INITIAL TENANT IMPROVEMENTS") shall be constructed pursuant to Tenant's plans for the Premises approved by Landlord to the extent and in the manner set forth in Exhibit D. Landlord shall enter into the contract with the Initial Tenant Improvements contractor, who shall be selected in accordance with the provisions of Exhibit
D. Tenant is aware that its selection of an Initial Tenant Improvements contractor other than the Shell and Core Contractor may result in delays in completion of the Initial Tenant Improvements.

     B. Landlord shall provide Tenant with an allowance (the "ALLOWANCE") of Thirty and 15/100 Dollars ($30.15) per square foot of usable area in the Initial Premises (i.e. $30.00 per usable square foot for tenant improvements and $0.15 per usable square foot for the space planning allowance). The Allowance may be applied to costs of designing and constructing the tenant Improvements, Tenant's signage costs and the acquisition and installation of Tenant's furniture, fixtures and equipment. The Landlord shall contract with the contractor chosen by Tenant to construct the Tenant Improvement (the terms and conditions of which contract shall be subject to Tenant's prior written approval, acting reasonably) and shall pay all payments owed to such contractor when and as due; provided that at such time as Landlord has paid the total sum of the Allowance to such contractor, or to others at the direction of Tenant, Tenant shall thereafter be responsible to pay the balance owed to the contractor, which balance shall be paid by Tenant to Landlord, for payment to the contractor, on or before the same day that payments are owed by Landlord to such contractor in connection with the construction of the Tenant Improvements. Any unused portion of the Allowance may be taken as a credit against Rent or may be applied to additional build-out, wiring or cabling costs, as Tenant may elect. Any costs of constructing Tenant Improvements in excess of the Allowance shall be borne solely by Tenant.

     C. Landlord and Tenant mutually agree on the selection of JPC, Incorporated as Tenant's architect to plan, design, and complete construction documents for the Initial Tenant Improvements. The cost for such services as well as engineering costs attributable to the same shall be charged against the Allowance; provided that the contract with JPC, Incorporated, as well as with any engineer, the costs of which will be charged against the Allowance, shall be subject to the prior written approval of Tenant, acting reasonably.

     D. All disputes, controversies and claims arising out of or relating to the construction of the Tenant Improvements in the Initial Premises shall be settled by expedited mandatory arbitration as set forth in this Section 6(D). All statutes of limitations which would otherwise be applicable and any limitations upon claims set forth in this Agreement shall apply to any arbitration proceeding under this Section 6(D).

          1. Notice of Demand. Either party may demand arbitration by notifying the other party in writing in accordance with the notice provisions of Section 6(D). The notice shall describe the reasons for such demand, the amount involved, if any, and the particular remedy sought. The notice shall also list the name of one arbitrator qualified in accordance with subsection 3.

          2. Response. The party that has not demanded arbitration shall respond to the notice of demand within five (5) business days of receipt of such notice by delivering a written response in accordance with the notice provisions of
Section 34. The response shall list the name of a second arbitrator qualified in accordance with Subsection 3. The response shall also describe counterclaims, if any, the amount involved, and the particular remedy sought. If a party falls to respond timely to the notice of demand, the arbitrator selected by the party making such demand under Subsection 1 shall resolve the dispute, controversy or claim within seven (7) business days of the deadline for response.

          3. Qualified Arbitrator. Any arbitrator selected in accordance with Subsections 1 and 2 shall be any natural person not currently or previously employed by, nor having or had, directly or indirectly, any contractual relationship with either of the parties or any parent or affiliated partnership, corporation or other enterprise thereof, who shall also be a construction professional with at least ten (10) years experience in the downtown Seattle or Bellevue or the outlying Bellevue real estate markets.

          4. Appointment of Third Arbitrator. If a party responds timely to a notice of demand for expedited arbitration under Subsection 2 the two arbitrators shall appoint a third arbitrator who shall be qualified in accordance with subsection 3. Such third arbitrator shall be appointed within seven (7) business days of receipt by the party demanding arbitration of notice of response provided for under Subsection 3. If the two arbitrators fail to timely appoint a third arbitrator, the third arbitrator shall be appointed by the parties if they can agree within a period of five (5) business days. If the parties cannot timely agree, then either party may request the appointment of such third arbitrator by the Presiding Judge of the Superior Court of King County, Washington; provided that the other party shall not raise any question as to the court's full power and jurisdiction to entertain such application and to make such appointment.

          5. Arbitration Hearing; Discovery; Venue. The arbitration hearing shall commence within five (5) business days of appointment of the third arbitrator as described in Subsection 4. The hearing shall in no event last longer than two (2) business days. There shall be no discovery or dispositive motion practice (such as motions for summary judgment or to dismiss or the like) except as may be permitted by the arbitrators; and any such discovery or dispositive motion practice permitted by the arbitrators shall not in any way conflict with the time limits contained herein. The arbitrators shall not be bound by any rules of civil procedure or evidence, but rather shall consider such writings and oral presentations as reasonable business persons would use in the conduct of their day to day affairs, and may require the parties to submit some or all of their case by written declaration or such other manner of presentation as the arbitrators may determine to be appropriate. It is the intention of the parties to limit live testimony and cross examination to the extent absolutely necessary to insure a fair hearing to the parties on significant and material issues. Venue of any arbitration hearing conduct pursuant to this agreement shall be in Seattle, Washington. It is also the intention of the parties that any such arbitration shall not interfere with the continued construction of the Tenant Improvements, and unless the dispute in question makes it impossible for such construction to continue, the pending arbitration shall not affect such construction schedule.

          6. Decision. The arbitrators' decision shall be made in no event later than seven (7) business days of the commencement of the arbitration hearing described in Subsection 5. If only two (2) arbitrators are appointed, the decision shall require unanimous approval of both arbitrators. If three (3) arbitrators are appointed, a majority decision shall prevail. The award shall be final and judgment may be entered in any court having jurisdiction thereof. The arbitrators may award specific performance of this Agreement. The arbitrators may also require remedial measures as part of any award. The arbitrators may award attorneys' fees and costs to the more prevailing party.

     E. Refurbishment Allowance. At the end of the initial sixty (60) months of the Initial Lease Term, Landlord will repaint, using Building Standard quality paint the initial Premises and the expansion space, if any, acquired by Tenant pursuant to the Expansion Option. Further, on the commencement date of each five year renewal, Landlord will provide a market comparable refurbishment allowance for a renewing tenant, such allowance to be not less than the cost of replacing Building Standard quality carpet and repainting the Premises.

                                ARTICLE 7: RENT.

     A. Tenant shall pay to Landlord, throughout the Lease Term, the Base Rental, in equal monthly installments on the first day of each calendar month, without demand, notice or offset. In addition, during each calendar year, or portion thereof, falling within the Lease Term, Tenant shall pay to Landlord as Additional Base Rental hereunder Tenant's Pro Rata Share of Basic Costs (as defined below) for the applicable calendar year. Prior to the Commencement Date and prior to January 1 of each calendar year during the Lease Term, or as soon thereafter as practical, Landlord shall make a good faith estimate of Basic Costs for the applicable calendar year and Tenant's Pro Rata Share thereof. On or before the first day of each month during such calendar year, Tenant shall pay to Landlord, as Additional Base Rental, a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of Basic Costs. Landlord shall have the right from time to time during any such calendar year, if it reasonably believes the costs will vary by more than five percent (5%), to revise the estimate of Basic Costs for such year and provide Tenant with a revised statement therefor, and thereafter the amount Tenant shall pay each month shall be based upon such revised estimate. If Landlord does not provide Tenant with an estimate of the Basic Costs by January 1 of any calendar year, Tenant shall continue to pay a monthly installment based on the previous year's estimate until such time as Landlord provides Tenant with an estimate of Basic Costs for the current year. Upon receipt of such current year's estimate, an adjustment shall be made for any month during the current year with respect to which Tenant paid monthly installments of Additional Base Rental based on the previous year's estimate. Tenant shall pay to Landlord for any underpayment within ten (10) days after demand. Any overpayment shall, at Landlord's option, be refunded to Tenant or credited against the next due installment or installments of Base Rental due for the months immediately following the furnishing of such estimate. Any amounts paid by Tenant based on any estimate shall be subject to adjustment pursuant to tile immediately following paragraph when actual Basic Costs are determined for such calendar year.

          As soon as is practical following the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Costs for the previous calendar year. If the amount of estimated Basic Costs actually paid by Tenant for the prior year is in excess of Tenant's actual Pro Rata Share of Basic Costs for such prior year, then Landlord shall apply such overpayment against Base Rental next due or to become due hereunder, provided if the Lease Term expires prior to the determination of such overpayment, Landlord shall within ten (10) days following such termination, refund such overpayment to Tenant after first deducting the amount of any Rent due hereunder. Likewise, Tenant shall pay to Landlord, within ten (10) days after demand, any underpayment with respect to the prior year, whether or not the Lease has terminated prior to receipt by Tenant of a statement for such underpayment. This clause shall survive the expiration of the Lease.

     B. "BASIC COSTS" shall mean all reasonable and customary costs and expenses paid or incurred in each calendar year in connection with operating, maintaining, repairing and managing the Building and the Property, including but not limited to the following (but only to the extent such costs and expenses are commercially reasonable in amount and of a type customarily passed through to tenants in buildings comparable to the Building):

          1. All labor costs for all persons at or below the grade of Building manager performing services required or utilized in connection with the operation, repair, replacement and maintenance of and control of access to the Building and the Property, including but not limited to amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, workers' compensation insurance, uniforms, training, disability benefits, pensions, hospitalization, retirement plans, group insurance premiums or any other similar or like expenses or benefits. The building manager shall be an on-site, full time employee dedicated solely to the Property or, if such on-site manager has other building management responsibilities, then the Property shall be charged only a pro-rata share of the cost of such manager.

          2. All management fees, the cost of equipping and maintaining a management office at the Building (but excluding rent), accounting services, legal fees (subject to the exclusions described below), and all other administrative costs relating to the Building and the Property. If management services are not provided by a third party, Landlord shall be entitled to a management fee comparable to that due and payable to third parties provided Landlord or management companies owned by, or management divisions of, Landlord perform actual management services of a comparable nature and type as normally would be performed by third parties.

          3. All rental and/or purchase costs of materials, supplies, tools and equipment used in the operation, repair, replacement and maintenance and the control of access to the Building and the Property.

          4. All amounts charged to Landlord by contractors and/or suppliers for services, replacement parts, components, materials, equipment and supplies furnished in connection with the operation, repair, maintenance, replacement of and control of access to any part of the Building, or the Property generally, including the heating, air conditioning, ventilating, plumbing, electrical, elevator and other systems and equipment. Major repair items that would be capitalized in accordance with generally accepted accounting principles shall be amortized over the useful life of such items.

          5. All premiums and deductibles paid by Landlord for fire and extended coverage insurance, earthquake and extended coverage insurance, liability and extended coverage insurance, rental loss insurance, elevator insurance, boiler insurance and other insurance customarily carried from time to time by landlords of comparable office buildings or required to be carried by Landlord's Mortgagee.

          6. Charges for water, gas, steam and sewer, but excluding those charges for which Landlord is otherwise reimbursed by tenants, and charges for Electrical Costs. For purposes hereof, the term "ELECTRICAL COSTS" shall mean: (i) all charges paid by Landlord for electricity supplied to the Building, Property and Premises, regardless of whether such charges are characterized as distribution charges, transmission charges, generation charges, public good charges, disconnection charges, competitive transaction charges, stranded cost recoveries or otherwise; and (ii) except to the extent otherwise included in Basic Costs, any costs incurred in connection with the energy management program for the Building, Property and Premises, including any costs incurred for the replacement of lights and ballasts and the purchase and installation of sensors and other energy saving equipment. Notwithstanding the foregoing, Electrical Costs shall be adjusted as follows: (a) any amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs, (b) the cost of electricity incurred in providing overtime HVAC to specific tenants shall be deducted from Electrical Costs, and (c) if Tenant is billed directly for the cost of electricity to the Premises as a separate charge in addition to Base Rental and Basic Costs, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs.

          7. "TAXES", which for purposes hereof, shall mean: (a) all real estate taxes and assessments on the Property, the Building or the Premises, and taxes and assessments levied in substitution or supplementation in whole or in part of such taxes, (b) all personal property taxes for the Building's personal property, including license expenses, (c) all taxes imposed on services of Landlord's agents and employees, (d) all other taxes, fees or assessments now or hereafter levied by any governmental authority on the Property, the Building or its contents or on the operation and use thereof (except as relate to specific tenants), and (e) all costs and fees incurred in connection with seeking reductions in or refunds in Taxes including, without limitation, any costs incurred by Landlord to challenge the tax valuation of the Building, but excluding gross or net income or franchise taxes. For the purpose of determining real estate taxes and assessments for any given calendar year, the amount to be included in Taxes for such year shall be as follows: (1) with respect to any special assessment that is payable in installments, Taxes for such year shall include the amount of the installment (and any interest) due and payable during such year; and (2) with respect to all other real estate taxes, Taxes for such year shall include the amount due and payable for such year. If a reduction in Taxes is obtained for any year of the Lease Term during which Tenant paid its Pro Rata Share of Basic Costs, then Basic Costs for such year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on such adjustment. If requested by Tenant, Landlord shall, in good faith and acting reasonably, challenge the tax valuation of the Building and/or Property.

          8. All landscape expenses and costs of maintaining, repairing, resurfacing, resealing and striping of the parking areas and garages of the Property

          9. Cost of all maintenance service agreements, including those for equipment, alarm service, window cleaning, drapery or venetian blind cleaning, janitorial services, pest control, uniform supply, plant maintenance, landscaping, and any parking equipment.

          10. Cost of all other repairs, replacements and general maintenance of the Property and Building neither specified above nor directly billed to tenants, and all similar common area costs of the Property allocable to the Building.

          11. The amortized cost of capital improvements made to the Building or the Property after the Commencement Date which are: (a) primarily for the purpose of reducing operating expense costs or otherwise improving the operating efficiency of the Property or Building; or (b) required to comply with any laws, rules or regulations of any governmental authority enacted after the Commencement Date (unless such law must be complied with due solely to another tenant's use of the Building or Property). The cost of such capital improvements shall be amortized over a period of the useful life of such improvement and shall, at Landlord's option, include interest at a rate that is reasonably equivalent to the interest rate that Landlord would be required to pay to finance the cost of the capital improvement in question as of the date such capital improvement is performed, provided if the savings generated from any capital improvement are sufficient to pay back the cost of such improvement over a period shorter than the useful life of such improvement, Landlord may amortize the cost of such capital improvement over the payback period.

          12. Any other expense or charge of any nature whatsoever which, in accordance with general industry practice with respect to the operation of a comparable first-class office building, would be construed as an operating expense.

          Basic Costs shall not include (I) costs of any special services rendered to individual tenants for which a separate charge is collected; (II) leasing commissions and other leasing expenses; (III) the cost of capital improvements (except as set forth above in subparagraph 11); (IV) executives' salaries above the grade of Building manager; (V) costs reimbursed to Landlord through proceeds of insurance to the extent the proceeds are compensation for expenses which were previously included in Basic Costs hereunder; (VI) cost of repair or replacements incurred by reason of fire or other casualty or by the exercise of the right of eminent domain and deductible amounts paid by Landlord under any insurance policy; (VII) consulting fees, marketing fees, advertising and promotional expenditures; (VIII) legal fees in connection with the negotiation and preparation of leases of space or legal fees in connection with the sale of all or any portion of the Property or Building in which the Premises are located, or an interest therein, or the financing or refinancing of Landlord's interest in all or any portion of the Property or Building in which the Premises are located, or in connection with disputes with tenants, and legal and auditing fees, other than legal and auditing fees reasonably incurred in connection with the maintenance and operation of all or any portion of such Building or in connection with the preparation of the statements required pursuant to additional rent or lease escalation provisions contained in leases of space in such Building; (IX) depreciation or loan payments (both principal and interest); (X) costs resulting from the correction of any patent or latent construction defects in all or any portion of the Premises or Building; (XI) penalties due to any violation of law by Landlord or other tenants; (XII) costs of preparing tenant space for tenant occupancy; (XIII) costs allocable to properties in which Landlord has an interest other than the Property; (XIV) damages incurred by Landlord for any default, negligent or wrongful act, breach, claim, judgment or settlement; and (XV) structural replacements (including replacements to the roof and foundations). If the Building is not at least ninety-five percent (95%) occupied during any calendar year of the Lease Term or if Landlord is not supplying services to at least ninety-five percent (95%) of the total Rentable Area of the Building at any time during any calendar year of the Lease Term, actual Basic Costs for purposes hereof shall, at Landlord's option, be determined as if the Building had been ninety-five percent (95%) occupied and Landlord had been supplying services to ninety-five percent (95%) of the Rentable Area of the Building during such year. Any necessary extrapolation of Basic Costs under this Article shall be performed by adjusting the cost of those components of Basic Costs that are impacted by changes in the occupancy of the Building (including, at Landlord's option, Taxes) to the cost that would have been incurred if the Building had been ninety-five percent (95%) occupied and

Landlord had been supplying services to ninety-five percent (95%) of the Rentable Area of the Building. In no event shall Landlord be entitled to collect more than the actual Basic Costs incurred.

     C. Tenant, within three (3) years after receiving Landlord's statement of actual Basic Costs for a particular calendar year (or up to five (5) years if Tenant can demonstrate a reasonable basis to believe prior statements might be incorrect), shall have the right to provide Landlord with written notice (the "Review Notice") of its intent to review Landlord's books and records relating to the Basic Costs for such calendar year. Within a reasonable time after receipt of a timely Review Notice, Landlord shall make such books and records available to Tenant or Tenant's agent for its review at either Landlord's home office or at the office of the Building, provided that if Tenant retains an agent to review Landlord's books and records for any calendar year, such agent must be CPA firm licensed to do business in the state. in which the Building is located. Tenant shall be solely responsible for any and all costs, expenses and fees incurred by Tenant or Tenant's agent in connection with such review, provided that if such review determines that Basic Costs were overstated by five percent (5%) or more, Landlord shall pay the cost of such review. If Tenant elects to review Landlord's books and records, within thirty (30) days after such books and records are made available to Tenant, Tenant shall have the right to give Landlord written notice stating in reasonable detail any objection to Landlord's statement of actual Basic Costs for such calendar year. If Tenant fails to give Landlord written notice of objection within such thirty (30) day period or fails to provide Landlord with a Review Notice within the period provided above, Tenant shall be deemed to have approved Landlord's statement of Basic Costs in all respects and shall thereafter be barred from raising any claims with respect thereto. Upon Landlord's receipt of a timely objection notice from Tenant, Landlord and Tenant shall work together in good faith to resolve the discrepancy between Landlord's statement and Tenant's review. If Landlord and Tenant determine that Basic Costs for the calendar year in question are less than reported, Landlord shall provide Tenant with a credit against future Base Rental in the amount of any overpayment by Tenant. Likewise, if Landlord and Tenant determine that Basic Costs for the calendar year in question are greater than reported, Tenant shall forthwith pay to Landlord the amount of underpayment by Tenant. Any information obtained by Tenant pursuant to the provisions of this Section shall be treated as confidential. Notwithstanding anything herein to the contrary, Tenant shall not be permitted to examine Landlord's books arid records or to dispute any statement of Basic Costs unless Tenant has paid to Landlord the amount due as shown on Landlord's statement of actual Basic Costs, said payment being a condition precedent to Tenant's right to examine Landlord's books and records.

     D. Tenant covenants and agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever except as otherwise set forth in this Lease, the full amount of all Base Rental and Additional Base Rental due hereunder. In addition, Tenant shall pay and be liable for, as additional rent, all rental, sales and use taxes or other similar taxes, (other than gross or net income taxes) if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms and conditions of this Lease. Any such payments shall be paid concurrently with the payments of the Rent on which the tax is based. The Base Rental, Tenant's Pro Rata Share of Basic Costs and any recurring monthly charges due hereunder shall be due and payable in advance on the first day of each calendar month during the Lease Term without demand, provided that the installment of Base Rental for the first full calendar month of the Lease Term shall be payable two (2) days after Landlord gives Tenant the 30-Day Notice described in Section 3(A) above. All other items of Rent shall be due and payable by Tenant on or before ten (10) days after billing by Landlord. If the Lease Term commences on a day other than the first day of a calendar month, then the monthly Base Rental and Tenant's Pro Rata Share of Basic Costs for such month shall be prorated for the number of days in such month occurring within the Lease Term based on a fraction, the numerator of which is the number of days of the Lease Term that fell within such calendar month and the denominator of which is the number of days in such month. All such payments shall be by a good and sufficient check in lawful money of the United States. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct amount of Rent due under this Lease shall be deemed to be other than a payment on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other available remedy. The acceptance by Landlord of any Rent on a date after the due date of such payment shall not be construed to be a waiver of Landlord's right to declare a default for any other late payment. Tenant's covenant to pay Rent shall be independent of every other covenant set forth in. this Lease.

     E. All Rent not paid within five (5) days of the date it is due and payable shall bear interest from the date due until paid at fourteen percent (14%) per annum. In addition, if Tenant fails to pay any installment of Rent within five
(5) days after receipt of written notice that it is overdue and payable hereunder, a service fee equal to four percent (4%) of such unpaid amount will be due and payable immediately by Tenant to Landlord.

     F. In lieu of requiring Tenant to pay Rent by good and sufficient check in the manner described in Section 7(D) above, and subject to Tenant's approval (which may be withheld in Tenant's sole discretion), Tenant shall pay Rent by means of an automated debit system (the "Automatic Debit System") whereby any or all payments of Rent shall be debited from Tenant's account in a bank or financial institution designated by Tenant and credited to Landlord's account in a bank or financial institution designated by Landlord. In the event Landlord desires, and Tenant agrees, to have Tenant pay all or any portion of Rent by means of the Automatic Debit System, Tenant, within thirty (30) days after written request by Landlord, shall execute and deliver to Landlord any authorizations, certificates or other documentation as may be required to establish and give effect to the Automatic Debit System. If Landlord elects to have less than all items of Rent paid by the Automatic Debit System, Landlord shall advise Tenant in writing as to those items of Rent that will be paid by the Automatic Debit System (e.g. Base Rental only or Base Rental and Tenant's Pro Rata Share of Basic Costs only). Either party shall have the right to change its bank or financial institution from time to time, provided that Tenant, no less than thirty (30) days prior to the effective date of any such change, shall provide Landlord with written notice of such change and any and all authorizations, certificates or other documentation as may be required to establish and give effect to the Automatic Debit System at Tenant's new bank or financial institution. Tenant shall promptly pay all service fees and other charges imposed upon Landlord or Tenant in connection with the Automatic Debit System, including, without limitation, any charges resulting from insufficient funds in Tenant's bank account. In the event that any Rent is not paid on time as a result of insufficient funds in Tenant's account, Tenant shall be liable for any interest and/or service fee in accordance with Section 7(E) above. Tenant shall remain liable to Landlord for all payments of Rent due hereunder regardless of whether Tenant's account is incorrectly debited in any given month, it being agreed that a debit of less than the full amount of Rent due shall not be construed as a waiver by Landlord of its right to receive any unpaid balance of Rent.

                                 ARTICLE 8: USE.

     The Premises shall be used for the Permitted Use and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is, in Landlord's reasonable opinion, illegal, dangerous to life, limb or property or which creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant shall conduct its business and control its agents, servants, contractors, employees, customers, licensees, and invitees in such a manner as not to interfere with, annoy or disturb other tenants, or in any way interfere with Landlord in the management and operation of the Building. Tenant will maintain the Premises in a clean and healthful condition, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity with reference to the operation of Tenant's business and to the use, condition, configuration or occupancy of the Premises, including without limitation, the Americans with Disabilities Act (collectively referred to as "Laws"). Landlord will maintain the Building, Property and the Common Areas in a clean and healthful condition, and to a condition consistent with a first class office building, and comply with all laws, ordinances, orders, rules and regulations of any governmental entity with reference to the use, condition, configuration or occupancy of the Building (excluding areas leased to tenants), including without limitation, the Laws. Tenant, within ten (10) days after receipt thereof, shall provide Landlord with copies of any notices it receives with respect to a violation or alleged violation of any Laws. Tenant will comply with the rules and regulations of the Building attached hereto as Exhibit B and such other rules and regulations relating to Building operations adopted and altered by Landlord from time to time and will cause all of its agents, servants, contractors, employees, customers, licensees and invitees to do so. All changes to such rules and regulations shall be reasonable, shall not be inconsistent with the terms of this Lease, and shall be sent by Landlord to Tenant in writing.

                          ARTICLE 9: SECURITY DEPOSIT.

     A. Tenant shall deposit with Landlord the following amounts on the dates set forth below to serve as a security deposit under this Lease (collectively the "Security Deposit"):

          1. One Hundred Thousand and no/100 Dollars ($100,000.00) upon execution of this Lease by Tenant and Landlord;

          2. An additional Two Hundred Thousand and no/100 Dollars ($200,000.00) upon commencement of construction of Tenant's improvements in the Premises;

          3. An additional Two Hundred Thousand and no/100 Dollars ($200,000.00) on the Commencement Date.

          4. An additional Two Hundred Fifty Thousand and no/100 Dollars ($250,000.00) shall be required if Tenant's Working Capital (as defined below) is less than Two Million Five Hundred Thousand and no/100 Dollars
($2,500,000.00) as of the Commencement Date.

          5. If the Initial Premises is increased in size pursuant to the Expansion Option defined in Section 5(B), then the amount of the Security Deposit shall be proportionately increased.

     B. As used herein, "Working Capital" means from time to time the amount determined by subtracting the aggregate of all current liabilities from the aggregate of all current assets of Tenant. For purposes of this definition, deferred revenue shall not be considered a current liability.

     C. All such deposits constituting the Security Deposit shall, at Tenant's option, be made in the form of cash or in the form of a letter of credit issued by a financial institution, and upon such terms, as may be reasonably approved by Landlord. Any letter of credit delivered by Tenant shall have a minimum term of one (1) year, and shall be renewed by Tenant on an annual basis for so long as Tenant elects to deposit a letter of credit instead of cash hereunder. If Landlord is not provided notice of such renewal at least fifteen (15) days prior to the expiration date of the then current letter of credit, Landlord may draw down the entire amount of the current letter of credit. Without limiting the foregoing, the issuing bank must have assets of at least $100,000,000, and such letter of credit must be irrevocable and subject to no conditions other than Landlord's presentation thereof to the issuing bank with a demand for payment that certifies that an Event of Default (as defined in this Lease) has occurred under this Lease and that Landlord is entitled to draw on the letter of credit in accordance with and pursuant to this Lease.

     D. Once established, the Security Deposit and Additional Security Deposit, if any, shall be reduced by twenty percent (20%) of its maximum amount on each of the first through fifth anniversaries of the Commencement Date, provided that on each such anniversary date Tenant has Working Capital of at least Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000). Such reduction shall be cumulative, so that if a reduction is not made in one year but is made in the Subsequent year, the reduction in the second year shall be forty percent (40%) of the maximum amount of the Security Deposit. In no event shall a reduction in the Security Deposit or the Additional Security Deposit, if any, be made if Tenant is then in default hereunder or if there exists a state of circumstances which with the giving of notice or passage of time or both would constitute a default hereunder. Provided Tenant is not in default at the end of the seventh
(7th) year of the Lease Term, Tenant shall have no further obligation to make the Security Deposit or Additional Security Deposit, if any, for the remainder of the Lease Term, and Landlord shall return the Security Deposit and the Additional Security Deposit, if any, to Tenant, regardless of the level of Tenant's Working Capital at such date.

     E. The Security Deposit shall not be considered an advance payment of Rent or a measure of Tenant's liability for damages. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to make good any arrearage of Rent, to repair damages to the Premises, to clean the Premises upon termination of this Lease or otherwise to satisfy any other covenant or obligation of Tenant hereunder, but only to the extent that Tenant is obligated to perform the act or make the payment for which the Security Deposit is to be used by Landlord. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, after Tenant surrenders the Premises to Landlord in accordance with this Lease and all amounts due Landlord from Tenant are finally determined and paid by Tenant or through application of the Security Deposit, the balance of the Security
Deposit remaining after any such application shall be returned to Tenant. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit, so long as the transferee assumes this Lease, acknowledges receipt of the Security Deposit and agrees to return the same to Tenant in accordance with the provisions of this Lease. Tenant agrees to look solely to such transferee or assignee for the return of the Security Deposit. Landlord and its successors and assigns shall not be bound by any actual or attempted assignment or encumbrance of the Security Deposit by Tenant, provided, however, if Tenant's interest in this Lease has been assigned, Landlord shall, provided that Landlord has been furnished with a fully executed copy of the agreement assigning such Security Deposit, return the Security Deposit to such assignee in accordance with the terms and conditions hereof. If Landlord returns the Security Deposit to Tenant's assignee as aforesaid, Landlord will have no further obligation to any party with respect thereto. Landlord shall not be required to keep the Security Deposit separate from its other accounts. In no event shall the Security Deposit serve as a limitation on the damages payable by Tenant as a result of its default under this Lease.

               ARTICLE 10: SERVICES TO BE FURNISHED BY LANDLORD.

     A. Landlord, as part of Basic Costs (except as otherwise provided), agrees to furnish Tenant the following services:

          1. Hot and cold water for use in the lavatories on the floor(s) on which the Premises is located. If Tenant desires water in the Premises for any approved reason, including a private lavatory or kitchen, cold water shall be supplied, at Tenant's sole cost and expense, from the Building water main through a line and fixtures installed at Tenant's sole cost and expense with the prior reasonable consent of Landlord. If Tenant desires hot water in the Premises, Tenant, at its sole cost and expense and subject to the prior reasonable consent of Landlord, may install a hot water heater in the Premises. Tenant shall be solely responsible for maintenance and repair of any such hot water heater.

          2. Central heat, ventilating and air conditioning at such temperatures and in such amounts as are standard for first-class office buildings of similar class, size, age and location, or as required by governmental authority; provided that such heat, ventilation and air conditioning shall in any event be installed, maintained and operated to provide heating and cooling to the standard set forth on Exhibit D-2 hereto. In the event that Tenant requires central heat, ventilation or air conditioning at hours other than Normal Business Hours, such central heat, ventilation or air conditioning shall be furnished when and as desired by Tenant, unless fire services so required cannot be activated by Tenant using the Building's automated system, but must be activated by Landlord using the Building's central systems, in which event Tenant must deliver a request for such services (which may be by telephone or in person) to Landlord at the office of the Building prior to 3:00 p.m. of the same day. Tenant shall pay Landlord, as Additional Base Rental, the actual direct utility costs of additional service and a reasonable charge for the extra wear and tear on Building equipment, without a profit to or overhead charge by Landlord.

          3. Maintenance and repair of all Common Areas in the manner and to the extent standard for first-class office buildings of similar class, size, age and location.

          4. Janitorial services, consistent with those provided to other first class office buildings in Bellevue, Washington, Monday through Thursday and Sunday nights; provided, however, if Tenant's use, floor covering or other improvements require special services, Tenant shall pay the additional cost reasonably attributable thereto as Additional Base Rental. In the event the janitorial services provided to the Premises are not at or above a level comparable to those provided to comparable first class office buildings, Tenant shall so notify Landlord in writing, and if the level of services does not rise to a level at least comparable with those provided to other comparable first class office buildings within sixty (60) days after Landlord's receipt of such notice, Tenant may arrange for its own janitorial service for the Premises and Tenant's Basic Costs will not include a charge for such service.

          5. Passenger elevator service during and after Normal Business Hours in common with other tenants of the Building.

          6. Electricity to the Premises during and after Normal Business Hours for Tenant's office use, in accordance with and subject to the terms and conditions set forth in Article 14 of this Lease. Landlord warrants that the electricity and air-conditioning available in the Premises will be sufficient for the normal operation of the equipment described on Exhibit F attached hereto.

          7. Landlord shall provide, at Landlord's expense, a multi-level card key security system that will control access to the Building and the garage and elevators therein. Tenant shall have access to and use of the Premises 24 hours a day, 7 days a week. Additional card readers may be installed in the stairwells to facilitate controlled access between Tenant's floors by way of the stairwells. Tenant shall bear the cost of any such additional card readers or other security measures. Tenant shall have the right at any time to install such other or additional security systems in or about the Premises to control access to and from the Premises, including, but not limited, camera surveillance systems, controlling and monitoring access to and from the Premises from corridors and stairwells, all of which may be independent of Landlord's access control system, and Tenant shall have the right to limit and restrict card access thereto; provided that Landlord shall be provided a card for access in emergencies, maintenance or as otherwise permitted pursuant to this Lease. The cost of such Tenant's security system shall be Tenant's sole cost and expense.

          8. Such other reasonable services as are commonly provided to tenants in comparable first class office buildings in the area.

     B. The failure by Landlord to any extent to furnish, or the interruption or termination of, any services in whole or in part, resulting from adherence to laws, regulations and administrative orders, wear, use, repairs, improvements, alterations or any causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as a constructive eviction of Tenant, nor give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof, provided that if any such interruption or termination continues for seventy-two (72) hours and was not caused by Tenant, Rent shall thereafter abate to the extent the Premises are rendered untenantable as a result thereof as Tenant's sole and exclusive remedy as a result of such interruption. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Landlord shall use reasonable diligence to repair such equipment or machinery.

     C. Tenant expressly acknowledges that if Landlord, from time to time, elects to provide security services, Landlord shall not be deemed to have warranted the efficiency of any security personnel, service, procedures or equipment and Landlord shall not be liable in any manner for the failure of any such security personnel, services, procedures or equipment to prevent or control, or apprehend anyone suspected of personal injury, property damage or any criminal conduct in, on or around the Property.

                       ARTICLE 11: LEASEHOLD IMPROVEMENTS.

     Any trade fixtures, unattached and movable equipment or furniture, or other personalty brought into the Premises by Tenant ("Tenant's Property") shall be owned and insured by Tenant. Tenant shall remove all such Tenant's Property from the Premises in accordance with the terms of Article 37 hereof. Any and all alterations, additions and improvements to the Premises, including any built-in furniture (but excluding any trade fixtures) (collectively, "Leasehold Improvements") shall be owned and insured by Landlord and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. Upon expiration of this Lease, the Leasehold Improvements shall remain with and as part of the Building and are not required to be removed by Tenant. Upon vacation of the Premises by Tenant, Tenant shall leave the Premises in a broom clean condition, less ordinary wear and tear and damage caused by fire or casualty.

     Tenant, at its sole cost and expense, may install a standby generator in the Building garage in a location acceptable to Landlord and Tenant. Tenant shall be responsible for obtaining all permits and shall be responsible for operating such generator in conformity with all applicable codes and regulations and Building rules and regulations.

                               ARTICLE 12: SIGNAGE.

     Subject to the conditions listed below, Tenant shall be provided signage on the Building monument located at the Building entrance and one (1) exterior sign on the Building, provided such signs comply with the Signage Criteria attached as Exhibit E hereto and with all applicable laws and codes. The cost of such exterior signs shall be borne by Tenant, which Tenant may pay from the Allowance. Landlord shall provide Tenant identification on the Building directory, at Landlord's expense. The cost of Tenant's interior signage, except for the Building's lobby directory, will be charged against the tenant improvement Allowance. The Building is currently known as Sunset North Building
4. Subject to the conditions listed below, Landlord shall not change (i) the name of the Building to include the name of an entity that, in the reasonable judgment of Tenant, directly competes with Tenant in the Windows CE tools, services or applications software development business as such entity's primary line of business, or (ii) change the name of the Building to include the name or identity of another tenant in the Campus without Tenant's prior written consent, which shall not be unreasonably withheld. Tenant's rights to place exterior signage on the Building or to enforce any rights granted above with respect to the name of the Building shall be contingent upon the following conditions being satisfied as of the date in question:

     1. Tenant is not in default under this Lease beyond any applicable cure periods;

     2. Tenant has not previously assigned its interest in this Lease (other than pursuant to a Corporate Transfer); and

     3.   Tenant leases and occupies at least two full floors of the Building.


                      ARTICLE 13: REPAIRS AND ALTERATIONS.

     A. Except to the extent such obligations are imposed upon Landlord hereunder, Tenant, at its sole cost and expense, shall perform all maintenance and repairs to the Premises as are necessary to keep the same in good condition and repair throughout the entire Lease Term, reasonable wear and tear and damage by fire or casualty excepted. Tenant's repair and maintenance obligations with respect to the Premises shall include, without limitation, any necessary repairs with respect to: (1) any carpet or other floor covering, (2) any interior partitions, (3) any doors, (4) the interior side of any demising walls, (5) any telephone and computer cabling that serves Tenant's equipment exclusively, (6) any supplemental air conditioning units, private showers and kitchens, including any plumbing in connection therewith, and similar facilities serving Tenant exclusively, and (7) any alterations, additions or improvements performed by contractors retained by Tenant. All such work shall be performed in accordance with Section 13(B) below and the rules, policies and procedures reasonably enacted by Landlord from time to time for the performance of work in the Building. If Tenant fails to make any necessary repairs to the Premises which are required to be made by Tenant within a reasonable time after written notice from Landlord (except in case of emergency), Landlord may, at its option, make such repairs, and Tenant shall pay the cost thereof to the Landlord on demand as Additional Base Rental, together with an administrative charge in an amount equal to ten percent (10%) of the cost of such repairs. Landlord shall, at its expense (except as included in Basic Costs), keep and maintain in good repair and working order, in accordance with the standards of a first-class office building in the area, and make all repairs to and perform necessary maintenance upon: (a) all structural elements of the Building (including the roof and roof membrane, and foundations); and (b) all elevator, mechanical, electrical and plumbing systems that serve the Building in general; and (c) the Common Areas, Property and Building facilities common to all tenants including, but not limited to, the ceilings, walls and floors in the Common Areas.

     B. Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises without first obtaining the written consent of Landlord in each such instance, which consent Landlord shall not unreasonably withhold. Landlord's consent shall be deemed granted if Landlord does not respond to Tenant's written request for approval within ten (10) business days (and in such event, Landlord shall be deemed to have elected not to require Tenant to remove such alterations or improvements at the expiration of the Lease). Prior to commencing any such work and as a condition to obtaining Landlord's consent, Tenant must furnish Landlord with plans and specifications reasonably acceptable to Landlord; names and addresses of contractors reasonably acceptable to Landlord; copies of contracts; necessary permits and approvals; evidence of contractor's and subcontractor's insurance in accordance with
Section 19(B) hereof; and payment bond or other security, all in form and amount satisfactory to Landlord. All such improvements, alterations or additions shall be constructed in a good and workmanlike manner using Building Standard materials or other new materials of equal or greater quality. Landlord, to the extent reasonably necessary to avoid any disruption to the tenants and occupants of the Building, shall have the right to designate the time when any such alterations, additions and improvements may be performed and to otherwise designate reasonable rules, regulations and procedures for the performance of work in the Building. Upon completion, Tenant shall furnish "as-built" plans, contractor's affidavits and full and final waivers of lien and receipted bills covering all labor and materials. All improvements, alterations and additions shall comply with all insurance requirements, codes, ordinances, laws and regulations, including without limitation, the Americans with Disabilities Act. Tenant shall reimburse Landlord upon demand as Additional Base Rental for all sums, if any, expanded by Landlord for third party examination of the architectural, mechanical, electric and plumbing plans for any alterations, additions or improvements. In addition, if Landlord so requests, Landlord shall be entitled to oversee the construction of any alterations, additions or improvements that may affect the structure of the Building or any of the mechanical, electrical, plumbing or life safety systems of the Building and Tenant shall pay Landlord the reasonable costs incurred by Landlord for any such reasonably necessary oversight. Landlord's approval of Tenant's plans and specifications for any work performed for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations or that the alterations, additions and improvements constructed in accordance with such plans and specifications will be adequate for Tenant's use.

          Notwithstanding the foregoing, Tenant may make nonstructural alterations, additions or improvements to the interior of the Premises, including wiring within the Premises, nonstructural partitioning, and painting and redecorating, without the necessity of obtaining Landlord's consent, provided in all such cases (other than cabling, painting or decoration solely within the Premises) Tenant shall give Landlord five (5) business days' prior written notice of such modifications. Any such alterations, additions or improvements shall be installed by Tenant at its sole cost and in compliance with all laws, orders and regulations of any applicable governing body and Tenant at its expense shall furnish to Landlord drawings for such work to enable the Building's record drawings to be updated to reflect such changes.

                ARTICLE 14: USE OF ELECTRICAL SERVICE BY TENANT.

     A. All electricity used by Tenant in the Premises shall be paid for by Tenant by a separate charge billed directly to Tenant by Landlord and payable by Tenant as Additional Base Rental within ten (10) days after billing. It is understood that electrical service to the Premises may be furnished by one or more companies providing electrical generation, transmission and/or distribution services and that the cost of electricity may be billed as a single charge or divided into and billed in a variety of categories such as distribution charges, transmission charges, generation charges, public good charges or other similar categories. Landlord shall have the exclusive right to select the company(ies) providing electrical service to the Building, Premises and Property, to aggregate the electrical service for the Building, Premises and Property with other buildings, to purchase electricity for the Building, Premises and Property through a broker and/or buyers group and to change the providers and/or manner of purchasing electricity from time to time so long as and to the extent that such does not interfere with Tenant's use of the Premises in accordance with this Lease. Landlord shall make available to Tenant upon Tenant's request, such information and documents and Tenant shall reasonably request to calculate and verify charges to Tenant for electricity usage by Tenant.

     B. Tenant's use of electrical service in the Premises shall not exceed, either in voltage, rated capacity, or overall load, the design specifications for the Building (the electrical design specifications for the Building are set forth on Exhibit D-2 hereto). In the event Tenant shall consume (or request that it be allowed to consume) electrical service in excess of the design specifications for the Building, Landlord may refuse to consent to such excess usage or may condition its consent to such excess usage upon such conditions as Landlord reasonably elects (including the installation of utility service upgrades, submeters, air handlers or cooling units), and all such additional usage (to the extent permitted by law), installation and maintenance thereof shall be paid for by Tenant as Additional Base Rental. Landlord, at any time during the Lease Term, shall have the right to separately meter electrical usage for the Premises or to measure electrical usage by survey or any other method that Landlord, in its reasonable judgment, deems to be appropriate.

     C. Notwithstanding Section A above to the contrary, if Landlord permits Tenant to purchase electrical power for the Premises from a provider other than Landlord's designated company(ies), such provider shall be considered to be a contractor of Tenant and Tenant shall indemnify and hold Landlord harmless from such provider's acts and omissions while in, or in connection with their services to, the Building or Premises in accordance with the terms and conditions of Article 18. In addition, at the request of Landlord, Tenant shall allow Landlord to purchase electricity from Tenant's provider (at no additional cost or liability to Tenant and only if such provider is willing to sell such electricity to Landlord) at such rates as Landlord is able to negotiate with such provider.

                         ARTICLE 15: ENTRY BY LANDLORD.

     Landlord and its agents or representatives shall have the right to enter the Premises to inspect the same, or to show the Premises to prospective purchasers, mortgagees, tenants (during the last twelve months of the Lease Term or earlier in connection with a potential relocation) or insurers, or to clean or make repairs, alterations or additions thereto, including any work that Landlord deems necessary for the safety, protection or preservation of the Building or any occupants thereof, or to facilitate repairs, alterations or additions to the Building or any other tenants' premises. Except for any entry by Landlord in an emergency situation or to provide normal cleaning and janitorial service, Landlord shall provide Tenant with reasonable prior notice of any entry into the Premises, which notice may be given verbally, and shall access the Premises only with a designated representative of Tenant being present. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close the Premises to perform repairs, alterations or additions in the Premises, provided that Landlord shall use reasonable efforts to perform all such work on weekends and after Normal Business Hours. Entry by Landlord hereunder shall not constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

                     ARTICLE 16: ASSIGNMENT AND SUBLETTING.

     A. Tenant shall not assign, sublease, transfer or encumber this Lease or any interest therein or grant any license, concession or other right of occupancy of the Premises or any portion thereof or otherwise permit the use of the Premises or any portion thereof by any party other than Tenant (any of which events is hereinafter called a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed with respect to any proposed Transfer. Landlord's consent shall not be considered unreasonably withheld if: (1) the proposed transferee's financial responsibility does not meet the same criteria Landlord uses to select Building tenants; (2) the proposed transferee's business is not suitable for the Building considering the business of the other tenants or would result in a violation of an exclusive right granted to another tenant in the Building; (3) the proposed use is different than the Permitted Use; (4) the proposed transferee is a government agency or occupant of the Building; (5) Tenant is in Default; or (6) any portion of the Building or Premises would become subject to additional or different governmental laws or regulations as a consequence of the proposed Transfer and/or the proposed transferee's use and occupancy of the Premises in a way that would have a material adverse effect on the Premises or Building. Tenant acknowledges that the foregoing is not intended to be an exclusive list of the reasons for which Landlord may reasonably withhold its consent to a proposed Transfer. Any attempted Transfer in violation of the terms of this Article shall, at Landlord's option, be void. Consent by Landlord to one or more Transfers shall not operate as a waiver of Landlord's rights as to any subsequent Transfers. In addition, Tenant shall not, without Landlord's consent, publicly advertise the proposed rental rate for any Transfer.

     B. If Tenant requests Landlord's consent to a Transfer, Tenant, together with such request for consent, shall provide Landlord with the name of the proposed transferee and the nature of the business of the proposed transferee, the term, use, rental rate and all other material terms and conditions of the proposed Transfer, including, without limitation, a copy of the proposed assignment, sublease or other contractual documents and evidence satisfactory to Landlord that the proposed transferee is financially responsible. Notwithstanding Landlord's agreement to act reasonably under Section 16(A) above, with respect to Transfers other than those described in Subsection 16(E) below, if such Transfer is made for the full remaining balance of the Term, excluding extension options (whether with respect to all or only a portion or the Premises), Landlord may, within fifteen (15) business days after its receipt of all information and documentation required herein, either, (1) consent to or reasonably refuse to consent to such Transfer in writing; or (2) for any sublease or assignment of one floor or more, cancel and terminate this Lease, as to the portion of the Premises proposed to be transferred, upon thirty (30) days' notice and recapture the space proposed for such subletting or assignment. In the event Landlord consents to any such Transfer, the Transfer and consent thereto shall be in a form approved by Landlord, and, whether or not Landlord consents to such Transfer, Tenant shall bear all costs and expenses incurred by Landlord in connection with the review and approval of such documentation, which costs and expenses shall be deemed to be at least Two Hundred Fifty Dollars ($250.00), and not to exceed One Thousand Five Hundred Dollars ($1,500.00) and further provided that any net proceeds from assignment or subleasing the Premises shall be shared on an equal basis by Tenant and Landlord after deducting Tenant's reasonable subleasing/assignment costs.

     C. Landlord shall respond to any requested Transfer by Tenant, within fifteen (15) business days of Tenant's written request.

     D. If Tenant is a corporation, limited liability company or similar entity, the transfer, in a single transaction or a series of related transactions occurring within a twelve (12) month period, of 50% or more of the voting stock of Tenant shall constitute a Transfer. The preceding sentence shall not apply whenever Tenant is a corporation, the outstanding stock of which is listed on a recognized security exchange, or if at least eighty percent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed.

     E. Notwithstanding anything herein to the contrary, provided Tenant is not in default under this Lease, Landlord hereby consents to an assignment of this Lease, or a subletting of all or part of the Premises, to (i) the parent of Tenant, a wholly owned subsidiary of Tenant or of such parent, or another affiliate which Tenant controls, is controlled by or is under common control with Tenant, (ii) any corporation in whom or with which Tenant may be merged or consolidated, or (iii) any entity to whom Tenant sells all or substantially all of its assets, provided that in each such instance such entity expressly assumes all of Tenant's obligations hereunder and has a net worth at least equal to the greater of (A) the net worth of Tenant on the date hereof or
(B) the net worth of Tenant immediately prior to such assignment or transaction. With respect to the transactions described in Subsections (i) and (ii) above, such net worth may be on a consolidated basis with Tenant and Tenant's affiliated entity. An initial public offering of Tenant's stock and any subsequent transfers shall not be considered a Transfer hereunder. A Transfer meeting all of the requirements of this Section 16(E) shall be deemed a "Corporate Transfer."

     F. Any Transfer consented to by Landlord in accordance with this Article 16 shall be only for the Permitted Use and for no other purpose. In no event shall any Transfer release or relieve Tenant from any obligations under this Lease.

                               ARTICLE 17: LIENS.

     Tenant will not permit any mechanic's liens or other liens to be placed upon the Premises or Tenant's leasehold interest therein, the Building, or the Property. Landlord's title to the Building and Property is and always shall be paramount to the interest of Tenant, and nothing herein contained shall empower Tenant to do any act that can, shall or may encumber Landlord's title. In the event any such lien does attach, Tenant shall, within ten (10) days of notice of the filing of said lien, either discharge or bond over such lien to the satisfaction of Landlord and Landlord's Mortgagee (as hereinafter defined), and in such a manner as to remove the lien as an encumbrance against the Building and Property. If Tenant shall fail to so discharge or bond over such lien, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to bond over or discharge the same. Any amount paid by Landlord for any of the aforesaid purposes, including reasonable attorneys' fees (if and to the extent permitted by law) shall be paid by Tenant to Landlord on demand as Additional Base Rental. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens.

                   ARTICLE 18: INDEMNITY AND WAIVER OF CLAIMS.

     A. Tenant shall indemnify, defend and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, Mortgagee(s) and agents, and the respective principals and members of any such agents (collectively the "Landlord Related Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by, or asserted against Landlord or any of the Landlord Related Parties and arising, directly or indirectly, out of or in connection with the use, occupancy or maintenance of the Premises by, the rough or under Tenant including, without limitation, any of the following (to the extent they were done by, under or through the Tenant): (1) any work or thing done in, on or about the Premises or any part thereof by Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees; (2) any use, non-use, possession, occupation, condition, operation or maintenance of the Premises or any part thereof, (3) any act or omission of Tenant or any of its transferees, agents, servants, contractors, employees, customers, licensees or invitees, regardless of whether such act or omission occurred within the Premises; (4) any injury or damage to any person or property occurring in, on or about the Premises or any part thereof, or (5) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this Lease with which Tenant must comply or perform.

     B. Landlord and the Landlord Related Parties shall not be liable for, and Tenant hereby waives, all claims for loss or damage to Tenant's business or damage to person or property sustained by Tenant or any person claiming by, through or under Tenant [including Tenant's principals, agents and employees (collectively, the "Tenant Related Parties")] resulting from any accident or occurrence in, on or about the Premises, the Building or the Property, including, without limitation, claims for loss, theft or damage resulting from:
(1) the Premises, Building, or Property, or any equipment or appurtenances becoming out of repair; (2) wind or weather; (3) any defect in or failure to operate, for whatever reason, any sprinkler, heating or air conditioning equipment, electric wiring, gas, water or steam pipes; (4) broken glass; (5) the backing up of any sewer pipe or downspout; (6) the bursting, leaking or running of any tank, water closet, drain or other pipe; (7) the escape of steam or water; (8) water, snow or ice being upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building;
(9) the falling of any fixture, plaster, tile or other material; (10) any act, omission or negligence of other tenants, licensees or any other persons or occupants of the Building or of adjoining or contiguous buildings, or owners of adjacent or contiguous property or the public, or by construction of any private, public or quasi-public work; or (11) any other cause of any nature except, as to items 1-9, where such loss or damage is due to Landlord's negligence or willful misconduct, or due to Landlord's willful failure to make repairs required to be made pursuant to other provisions of this Lease, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, and to use such other portions of the Building as Tenant is herein given the right to use, at Tenant's own risk.

     C. Landlord shall indemnify, defend and hold Tenant harmless from and against all liabilities, damages, losses, claims, and expenses, including reasonable attorneys' fees arising from any negligent act or willful misconduct of Landlord or its officers, contractors, licensees, agents, employees, clients, or customers in or about the Building or Premises, or arising from any breach or default under this Lease by Landlord. Landlord shall not be liable for any act or neglect of Tenant or any other tenant or occupant of the Building or any third parties. In no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes (including, without limitation, water, steam and/or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands or other similar cause in, above, upon or about the Premises or the Building, unless due to the negligence or willful misconduct of Landlord or its officers, contractors, licensees, agents, employees, clients or customers.

                         ARTICLE 19: TENANT'S INSURANCE.

     A. At all times commencing on and after the earlier of the Commencement Date and the date Tenant or its agents, employees or contractors enters the Premises for any purpose, Tenant shall carry and maintain, at its sole cost and expense:

          1. Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of Two Million Dollars ($2,000,000.00), with a Contractual liability endorsement covering Tenant's indemnity obligations under this Lease.

          2. All Risks of Physical Loss Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's Property in the Premises.

          3. Workers' Compensation Insurance as required by the state of Washington and in amounts as may be required by applicable statute, and Employers' Liability Coverage of One Million Dollars ($1,000,000.00) per occurrence.

          4. Whenever good business practice, in Landlord's reasonable judgment, indicates the need of additional insurance coverage or different types of insurance in connection with the Premises or Tenant's use and occupancy thereof, Tenant shall, upon request, obtain such insurance at Tenant's expense and provide Landlord with evidence thereof.

     B. Except for items for which Landlord is responsible under Exhibit D, the Work Letter Agreement, before any repairs, alterations, additions, improvements, or construction are undertaken by or on behalf of Tenant, Tenant shall carry and maintain, at its expense, or Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord, in addition to Workers' Compensation Insurance as required by the jurisdiction in which the Building is located, All Risk Builder's Risk Insurance in the amount of the replacement cost of any alterations, additions or improvements (or such other amount reasonably required by Landlord) and Commercial General Liability Insurance (including, without limitation, Contractor's Liability coverage, Contractual Liability coverage and Completed Operations coverage,) written on an occurrence basis with a minimum combined single limit of Two Million Dollars ($2,000,000.00) and adding "the named Landlord hereunder (or any successor thereto) and its respective members, principals, beneficiaries, partners, officers, directors, employees, agents and any Mortgagee(s)", and other designees of Landlord as the interest of such designees shall appear, as additional insureds (collectively referred to as the "Additional Insureds").

     C. Any company writing any insurance which Tenant is required to maintain or cause to be maintained pursuant to the terms of this Lease (all such insurance as well as any other insurance pertaining to the Premises or the operation of Tenant's business therein being referred to as "TENANT'S INSURANCE"), as well as the form of such insurance, shall at all times be subject to Landlord's reasonable approval, and each such insurance company shall have an A.M. Best rating of "A-" or better and shall be licensed and qualified to do business in the state in which the Premises is located. All policies evidencing Tenant's Insurance (except for Workers' Compensation Insurance) shall specify Tenant as named insured and the Additional Insureds as additional insureds. Provided that the coverage afforded Landlord and any designees of Landlord shall not be reduced or otherwise adversely affected, all of Tenant's Insurance may be carried under a blanket policy covering the Premises and any other of Tenant's locations. All policies of Tenant's Insurance shall contain endorsements that the insurer(s) will give to Landlord and its designees at least thirty (30) days' advance written notice of any cancellation, termination or lapse of said insurance. Tenant shall be solely responsible for payment of premiums for all of Tenant's Insurance. Tenant shall deliver to Landlord at least fifteen (15) days prior to the time Tenant's Insurance is first required to be carried by Tenant, and upon happening of the casualty. Notwithstanding the foregoing, Landlord's obligation to restore the Building, and the Tenant Improvements, if any, shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty plus any deductible. Tenant shall have the right to terminate this Lease if (i) any such restoration of the Premises is not completed within 225 days after the date of such casualty and such delays prevent Tenant from occupying the Premises for Tenant's normal business operations; or (ii) the Premises are damaged within the last two (2) years of the Lease Term and such damage prevents Tenant from occupying the Premises for Tenant's normal business operations. When repairs to the Premises have been completed by Landlord, Tenant shall complete the restoration or replacement of all Tenant's Property necessary to permit Tenant's reoccupancy of the Premises, and Tenant shall present Landlord with evidence satisfactory to Landlord of Tenant's ability to pay such costs prior to Landlord's commencement of repair and restoration of the Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of Rent on a per diem basis during the time and to the extent any damage to the Premises causes the Premises to be rendered untenantable and not used by Tenant. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the negligence of Tenant or any Tenant Related Parties, the Rent hereunder shall not be diminished during any period during which the Premises, or any portion thereof, is untenantable (except to the extent Landlord is entitled to be reimbursed by the proceeds of any rental interruption insurance), and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Landlord and Tenant hereby waive the provisions of any law from time to time in effect during the Lease Term relating to the effect upon leases of partial or total destruction of leased property. Landlord and Tenant agree that their respective rights in the event of any damage to or destruction of the Premises shall be those specifically set forth herein.

     Notwithstanding anything to the contrary contained in this Article 22 above, in the event Landlord (i) is obligated or elects to restore the Premises or the Building after any casualty; (ii) such casualty has not had a material adverse effect on the Premises or Tenant's ability to use the Premises; and
(iii) Tenant's continued occupancy of the Premises will not materially adversely affect Landlord's construction activity in restoring the Premises and the Building, nor prohibit or restrict Landlord's ability to obtain any necessary permits for such restoration work, then Landlord shall not terminate Tenant's lease as a result of such casualty.

                        ARTICLE 23: INTENTIONALLY DELETED

                            ARTICLE 24: CONDEMNATION

     If (a) the whole or any substantial part of the Premises or (b) any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building comparable to its use on the Commencement Date, shall be taken or condemned for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, then Landlord may, at its option, terminate this Lease effective as of the date the physical taking of said Premises or said portion of the Building or Property shall occur. In the event this Lease is not terminated, the Rentable Area of the Building, the Rentable Area of the Premises and Tenant's Pro Rata Share shall be appropriately adjusted. In addition, Rent for any portion of the Premises so taken or condemned shall be abated during the unexpired term of this Lease effective when the physical taking of said portion of the Premises shall occur. All compensation awarded for any such taking or condemnation, or sale proceeds in lieu thereof, shall be the property of Landlord, and Tenant shall have no claim thereto, the same being hereby expressly waived by Tenant, except for any portions of such award or proceeds which are specifically allocated by the condemning or purchasing party for the taking of or damage to trade fixtures of Tenant, which Tenant specifically reserves to itself.

                          ARTICLE 25: EVENTS OF DEFAULT

     The following events shall be deemed to be events of default under this
Lease:

     A. Tenant shall fail to pay when due any Base Rental, Additional Base Rental or other Rent under this Lease and such failure shall continue for five
(5) business days after receipt of written notice from Landlord (hereinafter sometimes referred to as a "Monetary Default").

     B. Any failure by Tenant (other than a Monetary Default) to comply with any term, provision or covenant of this Lease, including, without limitation, the rules and regulations, which failure is not cured within thirty (30) days after receipt of notice of the occurrence of such failure, provided that if any such failure creates a hazardous condition, such failure must be cured immediately, and further provided, however, that with respect to any such nonhazardous default capable of being cured by Tenant which cannot be cured within thirty
(30) days, the default shall not be deemed to be uncured if Tenant commences to cure within thirty (30) days and for so long as Tenant is diligently pursuing the care thereof.

     C. Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit an act of bankruptcy or shall make an assignment for the benefit of creditors, or Tenant shall admit in writing its inability to pay its debts as they become due.

     D. Tenant shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, pertaining to bankruptcy, or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder; or a petition or answer proposing the adjudication of Tenant as a debtor or its reorganization under any present or future federal or state bankruptcy or similar law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof.

     E. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or of the Premises or of any of Tenant's Property located thereon in any proceeding brought by Tenant, or any such receiver or trustee shall be appointed in any proceeding brought against Tenant and shall not be discharged within sixty (60) days after such appointment or Tenant shall consent to or acquiesce in such appointment.

     F. The leasehold estate hereunder shall be taken on execution or other process of law or equity in any action against Tenant.

     G. The liquidation, termination, dissolution, forfeiture of right to do business, or death of Tenant.

                              ARTICLE 26: REMEDIES

     A. Upon the occurrence of any event or events of default under this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed in Article 25 above) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of Rent or other obligations due [except as expressly prescribed in Article 25 above] and waives any and all other notices or demand requirements imposed by applicable law):

          1. Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises upon termination of the Lease hereunder, Landlord may without prejudice to any other remedy which it may have, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises, or any part thereof, and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage, including consequential damage, which Landlord may suffer by reason of such termination (but only to the extent proximately caused by such damage), whether through inability to relet the Premises on satisfactory terms or otherwise, specifically including but not limited to all Costs of Reletting (hereinafter defined) and any deficiency that may arise by reason of any reletting or failure to relet.

          2. Enter upon and take possession of the Premises and expel or remove Tenant or any other person who may be occupying said Premises, or any part thereof, without having any civil or criminal liability therefor and without terminating this Lease. Landlord may (but shall be under no obligation to) relet the Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for such term or terms which may be greater or less than the period which would otherwise have constituted the balance of the Lease Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord, acting reasonably, shall determine, and Landlord may collect and receive any rents payable by reason of such reletting. Tenant agrees to pay Landlord on demand all reasonable Costs of Reletting and any deficiency that may arise by reason of such reletting or failure to relet. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any Rent due upon any such reletting so long as Landlord acts in good faith and makes reasonable efforts to mitigate its damages. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant.

          3. Enter upon the Premises without having any civil or criminal liability therefor, and do whatever Tenant's obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any reasonable expense which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease together with interest at the lesser of a per annum rate equal to: (a) the Maximum Rate, or (b) the Prime Rate plus five percent (5%). Maximum Rate means the maximum rate of interest which may be charged without violation of applicable usury laws.

          4. In order to regain possession of the Premises and to deny Tenant access thereto in any instance in which Landlord has terminated this Lease or Tenant's right to possession, or to limit access to the Premises in accordance with local law in the event of a default by Tenant, Landlord or its agent may, at the expense and liability of the Tenant, alter or change any or all locks or other security devices controlling access to the Premises without posting or giving notice of any kind to Tenant. Landlord shall have no obligation to provide Tenant a key or grant Tenant access to the Premises so long as Tenant is in default under this Lease which default has not been cured within any time limits granted pursuant to this Lease. Tenant shall not be entitled to recover possession of the Premises, terminate this Lease, or recover any actual, incidental, consequential, punitive, statutory or other damages or award of attorneys' fees, by reason of Landlord's alteration or change of any lock or other security device as a result of any uncured default of Tenant. Landlord may, without notice, remove and either dispose of or store, at Tenant's expense, any property belonging to Tenant that remains in the Premises after Landlord has regained possession thereof.

          5. Terminate this Lease, in which event, Tenant shall immediately surrender the Premises to Landlord and pay to Landlord the sum of: (a) all Rent accrued hereunder through the date of termination, and, upon Landlord's determination thereof, (b) an amount equal to: the total Rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at the Prime Rate then in effect, minus the then present fair rental value of the Premises for the remainder of the Lease Term, similarly discounted, after deducting all anticipated Costs of Reletting (as defined below).

     B. For purposes of this Lease, the term "COSTS OF RELETTING" shall mean all reasonable costs and expenses incurred by Landlord in connection with the reletting of the Premises, including without limitation, the cost of cleaning, renovation, repairs, decoration and alteration of the Premises for a new tenant or tenants, advertisement, marketing, brokerage and legal fees (if and to the extent permitted by law), the cost of protecting or caring for the Premises while vacant, the cost of removing and storing any property located on the Premises, any increase in insurance premiums caused by the vacancy of the Premises and any other out-of-pocket expenses reasonably incurred by Landlord including tenant incentives, allowances and inducements.

     C. Except as otherwise herein provided, no repossession or reentering of the Premises or any part thereof pursuant to Article 26 hereof or otherwise shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. Notwithstanding any such repossession or re-entering by reason of the occurrence of an event of default, Tenant will pay to Landlord the Rent required to be paid by Tenant pursuant to this Lease.

     D. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.



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

     E. This Article 26 shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.

                       ARTICLE 27: LIMITATION OF LIABILITY

     A. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD HEREUNDER) TO TENANT SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROPERTY AND ANY PROCEEDS THEREOF, SUBJECT TO THE INTEREST OF ANY MORTGAGEES, AND TENANT AGREES TO LOOK SOLELY TO LANDLORD'S INTEREST IN THE PROPERTY AND THE PROCEEDS THEREOF, SUBJECT TO THE INTEREST OF ANY MORTGAGEES, FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST THE LANDLORD, IT BEING INTENDED THAT NEITHER LANDLORD NOR ANY MEMBER, PRINCIPAL, PARTNER, SHAREHOLDER, OFFICER, DIRECTOR OR BENEFICIARY OF LANDLORD SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY. TENANT HEREBY COVENANTS THAT, PRIOR TO THE FILING OF ANY SUIT FOR AN ALLEGED DEFAULT BY LANDLORD HEREUNDER, IT SHALL GIVE LANDLORD AND ALL MORTGAGEES WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES OR DEED OF TRUST LIENS ON THE PROPERTY, BUILDING OR PREMISES NOTICE AND REASONABLE TIME TO CURE SUCH ALLEGED DEFAULT BY LANDLORD. IN ADDITION, TENANT ACKNOWLEDGES THAT ANY ENTITY MANAGING THE BUILDING ON BEHALF OF LANDLORD, OR WHICH EXECUTES THIS LEASE AS AGENT FOR LANDLORD, IS ACTING SOLELY IN ITS CAPACITY AS AGENT FOR LANDLORD AND SHALL NOT BE LIABLE FOR ANY OBLIGATIONS, LIABILITIES, LOSSES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, ALL OF WHICH ARE EXPRESSLY WAIVED BY TENANT.

                              ARTICLE 23: NO WAIVER

     Failure of Landlord to declare any default immediately upon its occurrence, or delay in. taking any action in connection with an event of default shall not constitute a waiver of such default, nor shall it constitute an estoppel against Landlord, but Landlord shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Failure by Landlord to enforce its rights with respect to any one default shall not constitute a waiver of its rights with respect to any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

                         ARTICLE 29: EVENT OF BANKRUPTCY

     In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then, to the extent permitted by law:

     A. "ADEQUATE PROTECTION" of Landlord's interest in the Premises pursuant to the provisions of Section 361 and 363 (or their successor sections) of the Bankruptcy Code, 11 U.S.C. Section 101 et. seq., (such Bankruptcy Code as amended from time to time being herein referred to as the "Bankruptcy Code"), prior to assumption and/or assignment of the Lease by Tenant shall include, but not be limited to all (or any part) of the following:

          1. the continued payment by Tenant of the Base Rental and all other Rent due and owing hereunder and the performance of all other covenants and obligations hereunder by Tenant;

          2. the furnishing of an additional/new security deposit by Tenant in the amount of three (3) times the then current monthly Base Rental.

     B. "ADEQUATE ASSURANCE OF FUTURE PERFORMANCE" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new Security Deposit in the amount of three
(3) times the then Current monthly Base Rental payable hereunder.

     C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed without further act or deed to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability as well as a subordination agreement in the form of Exhibit G attached hereto.

     D. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of the Landlord under this Lease, whether or not expressly denominated as "Rent," shall constitute "rent" for the purposes of
Section 502(b)(6) of the Bankruptcy Code.

     E. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord (including Base Rentals and other Rent hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

     F. If Tenant assumes this Lease and proposes to assign the same pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed offer/assignment, setting forth: (1) the name and address of such person or entity, (2) all of the terms and conditions of such offer, and (3) the adequate assurance to be provided Landlord to assure such person's or entity's future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assumption and assignment, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such persons or entity, less any brokerage commission which may be payable out of the consideration to be paid by such person for the assignment of this Lease.

     G. To the extent permitted by law, Landlord and Tenant agree that this Lease is a contract under which applicable law excuses Landlord from accepting performance from (or rendering performance to) any person or entity other than Tenant within the meaning of Sections 365(c) and 365(e)(2) of the Bankruptcy Code.

                        ARTICLE 30: WAIVER OF JURY TRIAL

     Landlord and Tenant hereby waive any right to a trial by jury in any action or proceeding based upon, or related to, the subject matter of this Lease. This waiver is knowingly, intentionally, and voluntarily made by Tenant, and Tenant acknowledges that neither Landlord nor any person acting on behalf of Landlord has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Tenant further acknowledges that it has been represented (or has had the opportunity to be represented) in the signing of this Lease and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

                            ARTICLE 31: HOLDING OVER

     In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Articles 25 and 26 hereof, occupancy of the Premises subsequent to such termination or expiration shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year. Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of this Lease and shall pay for its use and occupancy an amount (on a per month basis without reduction for any partial months during any such holdover) equal to 135% of the sum of the Base Rental and Additional Base Rental due for the period immediately preceding such holding over, provided that in no event shall Base Rental and Additional Base Rental during the holdover period be less than the fair market rental for the Premises. No holding over by Tenant or payments of money by Tenant to Landlord after the expiration of the term of this Lease shall be construed to extend the Lease Term or prevent Landlord from recovery of immediate possession of the Premises by summary proceedings or otherwise. In addition to the obligation to pay the amounts set forth above during any such holdover period, Tenant also shall be liable to Landlord for all damage which Landlord may suffer by reason of any holding over by Tenant, and Tenant shall indemnify Landlord against any and all claims made by any other tenant or prospective tenant against Landlord for delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

          ARTICLE 32: SUBORDINATION TO MORTGAGES; ESTOPPEL CERTIFICATE

     Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, ground lease or other lien presently existing or hereafter arising upon the Premises, or upon the Building and/or the Property and to any renewals, modifications, refinancings and extensions thereof (any such mortgage, deed of trust, lease or other lien being hereinafter referred to as a "Mortgage", and the person or entity having the benefit of same being referred to hereinafter as a "Mortgagee"), provided that with respect to the current first-lien Mortgage on the Property, Tenant hereby approves and agrees to execute, upon execution of this Lease, the form of

Subordination Agreement attached hereto as Exhibit G, but Tenant shall not be bound thereunder until the lender under such Subordination Agreement becomes bound by such Subordination Agreement. Tenant agrees that any such Mortgagee shall have the right at any time to subordinate such Mortgage to this Lease on such terms and subject to such conditions as such Mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any Mortgage, and Tenant agrees upon demand to execute such further instruments subordinating this Lease, acknowledging the subordination of this Lease or attorning to the holder of any such Mortgage as Landlord may request. Notwithstanding the foregoing, any such subordination of this Lease shall be conditioned upon Tenant's receipt from the Mortgagee of a nondisturbance agreement on terms reasonably acceptable to Tenant. If any person shall succeed to all or part of Landlord's interests in the Premises whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if and as so requested or required by such successor-in-interest, Tenant shall, without charge, attorn to such successor-in-interest. Tenant agrees that it will upon its initial occupancy of the Premises and from time to time upon request by Landlord, within five (5) business days of the date of such request, execute and deliver to such persons as Landlord shall request an estoppel certificate or other similar statement in recordable form certifying that (i) this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), (ii) this Lease as so modified constitutes the entire agreement between Landlord and Tenant with respect to the Premises, (iii) the obligations of Tenant hereunder are valid and binding, (iv) the dates to which Rent and other charges payable under this Lease have been paid, (v) that no deposits or prepayments have been made under this Lease except as specified herein, (vi) to the best of Tenant's knowledge, there exists no breach, default, or event or condition which, with the giving of notice or the passage of time or both, would constitute a breach or default under this Lease (or if Tenant alleges a default stating the nature of such alleged default),
(vii) to the best of Tenant's knowledge, there are no existing claims, defenses or offset against rental due or to become due hereunder, and (viii) such other matters as Landlord shall reasonably require.

                           ARTICLE 33: ATTORNEYS' FEES

     In the event that Landlord or Tenant should retain counsel and/or institute any suit against the other for violation of or to enforce any of the covenants or conditions of this Lease, or should either party institute any suit against the other for violation of any of the covenants or conditions of this Lease, or should either party intervene in any suit in which the other is a party to enforce or protect its interest or rights hereunder, the prevailing party in any such suit shall be entitled to all of its costs, expenses and reasonable fees of its attorney(s) (if and to the extent permitted by law) in connection therewith.

                               ARTICLE 34: NOTICE

     Whenever any demand, request, approval, consent or notice ("Notice") shall or may be given to either of the parties by the other, each such Notice shall be in writing and shall be sent by registered or certified mail with return receipt requested, or sent by personal delivery or by overnight courier service (such as Federal Express) at the respective addresses of the parties for notices as set forth in Section 1(A)(12) of this Lease. Any Notice under this Lease delivered by registered or certified mail shall be deemed to have been given, delivered, received and effective on the earlier of (a) the third business day following the day on which the same shall have been mailed with sufficient postage prepaid or (b) the delivery date indicated on the return receipt.



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

Notice sent by overnight courier service shall be deemed given, delivered, received and effective upon the business day after such notice is delivered to or picked up by the overnight courier service, and notice by personal delivery shall be deemed given on the day received. Either party may, at any time, change its Notice Address by giving the other party Notice stating the change and setting forth the new address.

                           ARTICLE 35: LANDLORD'S LIEN

     Landlord shall have all statutory lien rights for Rent.

                           ARTICLE 36: EXCEPTED RIGHTS

     This Lease does not grant any rights to light or air over or about the Building. Except as provided in Section 38(S), Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Premises, all rights to the land and improvements below the improved floor level of the Premises, the improvements and air rights above the Premises and the improvements and air rights located outside the demising walls of the Premises, and such areas within the Premises as are required for installation of utility lines and other installations required to serve any occupants of the Building and the right to maintain and repair the same, and no rights with respect thereto are conferred upon Tenant unless otherwise specifically provided herein. Landlord further reserves to itself the right from time to time to perform the following, the cost of which shall be borne in accordance with the provisions contained in Article 7 or elsewhere in this Lease: (a) to change the Building's name (subject to the provisions of Article 12 above) or street address; (b) to install, fix and maintain signs on the exterior and interior of the Building (subject to the restriction on Landlord of naming the Building); (c) to designate and approve window coverings; (d) to make any decorations, alterations, additions, improvements to the Building, or any part thereof (including the Premises) which Landlord shall desire, or deem necessary for the safety, protection, preservation or improvement of the Building, or as Landlord may be required to do by law, provided that Landlord shall use all reasonable efforts to minimize interference with Tenant's business operations when performing such functions; (e) to have access to the Premises to perform its duties and obligations and to exercise its rights under this Lease (subject to compliance with Tenant's security and limitation on access procedures as described in Section 10(A)(7) above); (f) to retain at all times and to use pass-keys to all locks within and into the Premises (subject to compliance with Tenant's security and limitation on access procedures as described in Section 10(A)(7) above); (g) to approve the weight, size, or location of heavy equipment, or articles in and about the Premises; (h) to close or restrict access to the Building at all times other than Normal Business Hours, subject to Tenant's right to admittance at all times under such regulations as Landlord may reasonably prescribe from time to time, or to close (temporarily or permanently) any of the entrances to the Building; (i) to change the arrangement and/or location of entrances of passageways, doors and doorways, corridors, elevators, stairs, toilets and public parts of the Building so long as it does not unreasonably interfere with Tenant's access, ingress or egress to or from the Premises; and (j) if Tenant has vacated the Premises during the last six (6) months of the Lease Term, to perform additions, alterations and improvements to the Premises in connection with a reletting or anticipated reletting thereof without being responsible or liable for the value or preservation of any then existing improvements to the Premises. Landlord, in accordance with Article 15 hereof, shall have the right to enter the Premises in connection with the exercise of any of the rights set forth herein and such entry into the Premises and the performance of any work therein shall not



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

constitute a constructive eviction or entitle Tenant to any abatement or reduction of Rent by reason thereof.

                        ARTICLE 37: SURRENDER OF PREMISES

     At the expiration or earlier termination of this Lease or Tenant's right of possession hereunder, Tenant shall remove all Tenant's Property from the Premises, remove all Required Removables designated by Landlord at the time of initial consent to Tenant's alterations and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear and damage by fire and casualty excepted. If Tenant fails to remove any of Tenant's Property within one (1) day after the termination of this Lease or Tenant's right to possession hereunder, Landlord, at Tenant's sole cost and expense, shall be entitled to remove and/or store such Tenant's Property and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay Landlord, upon demand, any and all expenses caused by such removal and all storage charges against such property so long as the same shall be in the possession of Landlord or under the control of Landlord. In addition, if Tenant falls to remove any Tenant's Property from the Premises or storage, as the case may be, within ten (10) days after written notice from Landlord, Landlord, at its option, may deem all or any part of such Tenant's Property to have been abandoned by Tenant and title thereof shall immediately pass to Landlord.

                           ARTICLE 38: MISCELLANEOUS.

     A. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, arid each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law. This Lease represents the result of negotiations between Landlord and Tenant, each of which has been (or has had opportunity to be) represented by counsel of its own selection, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Consequently, Landlord and Tenant agree that the language in all parts of the Lease shall in all cases be construed as a whole according to its fair meaning and neither strictly for nor against Landlord or Tenant.

     B. Landlord agrees that Tenant may record a memorandum of this Lease, provided the form thereof shall be subject to Landlord's reasonable prior written approval.

     C. This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the state of Washington.

     D. Events of "FORCE MAJEURE" shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental law, regulations or restrictions and any other cause (other than financial ability) that is beyond the reasonable control of Landlord. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to events of Force Majeure, except as otherwise set forth in this Lease.

     E. Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Property referred to herein, and in such event and upon such transfer, following assumption of this Lease by the transferee, Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

     F. Tenant hereby represents to Landlord that it has dealt directly with and only with the Broker as a broker in connection with this Lease. Tenant agrees to indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any brokers other than the Broker claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of the Broker and any brokers claiming to have represented Landlord in connection with this Lease. Landlord agrees to pay a brokerage commission to Broker in accordance with the terms of a written commission agreement between Landlord and Broker.

     G. Agency Disclosure. Leibsohn & Company, Inc. represents Tenant in connection with this Lease. Landlord shall pay Leibsohn & Company a commission of Four and no/100 Dollars ($4.00) per rentable square foot of the Initial Premises, which commission shall be earned and paid one-half (1/2) upon execution of this Lease and one-half (1/2) upon Tenant's occupancy of the Premises. No commission shall be paid on any option or expansion space except for expansion space with a Rent Commencement Date within the first six (6) months of the commencement of the Initial Term.

     H. Landlord and Tenant, by their execution of this Lease, each acknowledge and agree that they have timely received a pamphlet on the law of real estate agency as required under RCW 18.86.030(l)(f).

     I. If there is more than one Tenant, or if the Tenant is comprised of more than one person or entity, the obligations hereunder imposed upon Tenant shall be joint and several obligations of all such parties. All notices, payments, and agreements given or made by, with or to any one of such persons or entities shall be deemed to have been given or made by, with or to all of them.

     J. In the event Tenant is a corporation (including any form of professional association), partnership (general or limited), or other form of organization other than an individual (each such entity is individually referred to herein as an "ORGANIZATIONAL ENTITY"), then Tenant hereby covenants, warrants and represents: (1) that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (2) that this Lease is binding upon Tenant; (3) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located; and (4) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is an Organizational Entity, upon request, Tenant will, prior to the Commencement Date, deliver to Landlord true and correct copies of an appropriate resolution or consent of Tenant's board of directors or other appropriate governing body of Tenant authorizing or ratifying the execution and delivery of this Lease, which resolution or consent will be duly certified by an appropriate individual with authority to certify such documents, such as the secretary or assistant secretary or the managing general partner of Tenant.

     K. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material subsequent changes thereto as of the date of this Lease. At any time during the Lease Term, Tenant shall provide Landlord, upon ten (10) days' prior written notice from Landlord, with a current financial statement and financial statements of the two (2) years prior to the current financial statement year and such other information as Landlord or its Mortgagee may reasonably request in order to create a "business profile" of Tenant and determine Tenant's ability to fulfill its obligations under this Lease. Such statement shall be prepared in accordance with the accounting principles consistently applied by Tenant in its financial reporting, and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. All such financial information shall be treated as confidential by Landlord and shall be disclosed to third parties such as Mortgagees only as reasonably necessary and only with direction to such third party to maintain the confidentiality of such information.

     L. Except as expressly otherwise herein provided, with respect to all required acts of Tenant and Landlord, time is of the essence of this Lease. This Lease shall create the relationship of Landlord and Tenant between the parties hereto.

     M. This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord and Tenant and their respective permitted successors and assigns,

     N. Notwithstanding anything to the contrary contained in this Lease, the expiration of the Lease Term, whether by lapse of time or otherwise, shall not relieve Tenant from Tenant's obligations accruing prior to the expiration of the Lease Term, and such obligations shall survive any such expiration or other termination of the Lease Term.

     0. The headings and titles to the paragraphs of this Lease are for convenience only and shall have no affect upon the construction or interpretation of any part hereof.

     P. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option. This Lease shall not be effective until an original of this Lease is executed by both Landlord and Tenant.

     Q. Quiet Enjoyment. Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms of this Lease (and without interference from any Mortgagee to whom this Lease is subordinated), provided that Tenant pays the Rent herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Landlord's interest hereunder.

     R. Americans With Disabilities Act. Landlord will insure that at the Commencement Date the Common Areas of the Building, and the shell and core, shall be in compliance with the Americans With Disabilities Act. Tenant shall be responsible for seeing that the Tenant Improvements are designed in accordance with the Americans With Disabilities Act.

     S. Roof Space Dish/Antenna.

          1. Tenant shall have the right, without rental cost, to lease space on the roof of the Building for the purpose of installing (in accordance with Section 13(B) of the Lease), operating and maintaining one or more dish, antenna or other communication device approved by the Landlord (collectively the "Dish/Antenna"). The exact location of the space on the roof to be leased by Tenant shall be designated by Landlord and shall not exceed Tenant's proportionate share of the roof space suitable for the placement of such communication devices based on the portion of the Building leased by Tenant hereunder (the "Roof Space"). Landlord reserves the right to relocate the Roof Space as reasonably necessary during the Lease Term. Landlord's designation shall take into account Tenant's use of the Dish/Antenna. Notwithstanding the foregoing, Tenant's right to install the Dish/Antenna shall be subject to the approval rights of Landlord and Landlord's architect and/or engineer with respect to the plans and specifications of the Dish/Antenna, the manner in which the Dish/Antenna is attached to the roof of the Building and the manner in which any cables are run to and from the Dish/Antenna. The precise specifications and a general description of the Dish/Antenna along with all documents Landlord reasonably requires to review the installation of the Dish/Antenna (the "Plans and Specifications") shall be submitted to Landlord for Landlord's written approval no later than twenty (20) days before Tenant commences to install the Dish/Antenna. Tenant shall be solely responsible for obtaining all necessary governmental and regulatory approvals and for the cost of installing, operating, maintaining and removing the Dish/Antenna. Tenant shall notify Landlord upon completion of the installation of the Dish/Antenna. If Landlord determines that the Dish/Antenna equipment does not comply with the approved Plans and Specifications, that the Building has been damaged during installation of the Dish/Antenna or that the installation was defective, Landlord shall notify Tenant of any noncompliance or detected problems and Tenant immediately shall cure the defects. If the Tenant fails to immediately cure the defects, Tenant shall pay to Landlord upon demand the cost, as reasonably determined by Landlord, of correcting any defects and repairing any damage to the Building caused by such installation. If at any time Landlord, in its sole discretion, deems it necessary, Tenant shall provide and install, at Tenant's sole cost and expense, appropriate aesthetic screening, reasonably satisfactory to Landlord, for the Dish/Antenna (the "Aesthetic Screening").

          2. Landlord agrees that Tenant, upon reasonable prior written notice to Landlord, shall have access to the roof of the Building and the Roof Space for the purpose of installing, maintaining, repairing and removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, all of which shall be performed by Tenant or Tenant's authorized representative or contractors, which shall be approved by Landlord, at Tenant's sole cost and risk. It is agreed, however, that only authorized engineers, employees or properly authorized contractors of Tenant, FCC inspectors, or persons under their direct supervision will be permitted to have access to the roof of the Building and the Roof Space. Tenant further agrees to exercise firm control over the people requiring access to the roof of the Building and the Roof Space in order to keep to a minimum the number of people having access to the roof of the Building and the Roof Space and the frequency of their visits.

          3. It is further understood and agreed that the installation, maintenance, operation and removal of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, will in no way damage the Building or the roof thereof, or interfere with the use of the Building and roof by Landlord. Tenant agrees to be responsible for any damage caused to the roof or any other part of the Building, which may be caused by Tenant or any of its agents or representatives.

          4. Tenant agrees to install only equipment of types and frequencies which will not cause unreasonable interference to Landlord or existing tenants of the Building. In the event Tenant's equipment causes such interference, Tenant will change the frequency on which it transmits and/or receives and take any other steps necessary to eliminate the interference. If said interference cannot be eliminated within a reasonable period of time, in the judgment of Landlord, then Tenant agrees to remove the Dish/Antenna from the Roof Space.

          5. Tenant shall, at its sole cost and expense, and at its sole risk, install, operate and maintain the Dish/Antenna in a good and workmanlike manner, and in compliance with all Building, electric, communication, and safety codes, ordinances, standards, regulations and requirements, now in effect or hereafter promulgated, of the Federal Government, including, without limitation, the Federal Communications Commission (the "FCC"), the Federal Aviation Administration ("FAA") or any successor agency of either the FCC or FAA having jurisdiction over radio or telecommunications, and of the state, city and county in which the Building is located. Under this Lease, the Landlord and its agents assume no responsibility for the licensing, operation and/or maintenance of Tenant's equipment. Tenant has the responsibility of carrying out the terms of its FCC license in all respects. The Dish/Antenna shall be connected to Landlord's power supply in strict compliance with all applicable Building, electrical, fire and safety codes. Neither Landlord nor its agents shall be liable to Tenant for any stoppages or shortages of electrical power furnished to the Dish/Antenna or the Roof Space because of any act, omission or requirement of the public utility serving the Building, or the act or omission of any other tenant, invitee or licensee or their respective agents, employees or contractors, or for any other cause beyond the reasonable control of Landlord, and Tenant shall not be entitled to any rental abatement for any such stoppage or shortage of electrical power. Neither Landlord nor its agents shall have any responsibility or liability for the conduct or safety of any of Tenant's representatives, repair, maintenance and engineering personnel while in or on any part of the Building or the Roof Space.

          6. The Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, shall remain the personal property of Tenant, and shall be removed by Tenant at its own expense at the expiration or earlier termination of this Lease or Tenant's right to possession hereunder. Tenant shall repair any damage caused by such removal, including the patching of any holes to match, as closely as possible, the color surrounding the area where the equipment and appurtenances were attached. Tenant agrees to maintain all of the Tenant's Dish/Antenna equipment placed on or about the roof or in any other part of the Building in proper operating condition and maintain same in satisfactory condition as to appearance, in Landlord's sole discretion, and satisfactory condition as to safety, in Landlord's reasonable discretion. Such maintenance and operation shall be performed in a manner to avoid any interference with any other tenants or Landlord. Tenant agrees that at all times during the Lease Term, it will keep the roof of the Building and the Roof Space free of all trash or waste materials produced by Tenant or Tenant's agents, employees or contractors.

          7. In light of the specialized nature of the Dish/Antenna, Tenant shall be permitted to utilize the services of its choice for installation, operation, removal and repair of the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, subject to the reasonable approval of Landlord. Notwithstanding the foregoing, Tenant must provide Landlord with prior written notice of any such installation, removal or repair and coordinate such work with Landlord in order to avoid voiding or otherwise adversely affecting any warranties granted to Landlord with respect to the roof. If necessary, Tenant, at its sole cost and expense, shall retain any contractor having a then existing warranty in effect on the roof to perform such work (to the extent that it involves the roof), or, at Tenant's option, to perform such work in conjunction with Tenant's contractor. In the event the Landlord contemplates roof repairs that could affect Tenant's Dish/Antenna, or which may result in an interruption of the Tenant's telecommunication service, Landlord shall formally notify Tenant at least thirty (30) days in advance (except in cases of an emergency) prior to the commencement of such contemplated work in order to allow Tenant to make other arrangements for such service.

          8. Tenant shall not allow any provider of telecommunication, video, data or related services ("Communication Services") to locate any equipment on the roof of the Building or in the Roof Space for any purpose whatsoever, nor may Tenant use the Roof Space and/or Dish/Antenna to provide Communication Services to an unaffiliated tenant, occupant or licensee of another building, or to facilitate the provision of Communication Services on behalf of another Communication Services provider to an unaffiliated tenant, occupant or licensee of the Building or any other building.

          9. Tenant acknowledges that Landlord may at some time establish a standard license agreement (the "License Agreement") with respect to the use of roof space by tenants of the Building. Tenant, upon request of Landlord, shall enter into such License Agreement with Landlord provided that such agreement is reasonably acceptable to Tenant and does not materially alter the rights of Tenant hereunder with respect to the Roof Space.

          10. Tenant specifically acknowledges and agrees that the terms and conditions of Article 18 of the Lease (Indemnity and Waiver of Claims) shall apply with full force and effect to the Roof Space and any other portions of the roof accessed or utilized by Tenant, its representatives, agents, employees or contractors.

          11. If Tenant defaults under any of the terms and conditions of this Section or the Lease, and Tenant fails to cure said default within the time allowed by Article 25 of the Lease, Landlord shall be permitted to exercise all remedies provided under the terms of the Lease, including removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, and restoring the Building and the Roof Space to the condition that existed prior to the installation of the Dish/Antenna, tile appurtenances and the Aesthetic Screening, if any. If Landlord removes the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, as a result of an uncured default, Tenant shall be liable for all costs and expenses Landlord incurs in removing the Dish/Antenna, the appurtenances and the Aesthetic Screening, if any, and repairing any damage to the Building, the roof of the Building and the Roof Space caused by the installation, operation or maintenance of the Dish/Antenna, the appurtenances, and the Aesthetic Screening, if any.

          12. Tenant shall be allowed to install fiber optics and related equipment in the Building for Tenant's personal use, the design, location, and operating characteristics of which shall be subject to Landlord's reasonable approval.

     T. Environmental.

          (1) Hazardous Materials. Tenant shall not bring on to the Property any hazardous substances or materials except those used for normal office purposes, and Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials in violation of any applicable environmental laws. Tenant shall not knowingly allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances of materials, nor allow to be brought into the Project any such materials or substances except to use for general office purposes and the other permitted uses in the ordinary course of Tenant's business. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., any applicable state or local laws and the regulations adopted under these acts. If any governmental agency or lender (in its reasonable judgment) shall ever require testing to ascertain whether or not there has been any release of hazardous materials and as a result of such testing it is determined that Tenant has violated any of the terms and conditions of this section, then, in addition to any other rights and remedies available hereunder or at law or in equity, the reasonable costs of such testing shall be reimbursed by Tenant to Landlord upon demand as additional charges. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concealing Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Lease Term.

          (2) Landlord's Representation. To the actual knowledge of Landlord, neither the Building nor the Property contains any hazardous substances or materials in excess of levels permitted by applicable laws.

     U. Storage Space. A limited amount of storage space, on a first-come first-serve basis is available in the Building garage. If Available, Tenant may lease up to 2,000 square feet of storage space. The rate for storage space shall initially be $12.00 per usable square foot per year, increasing each year by the increase in the Index as defined in Section 1(A)6.

     V. Consent. Landlord and Tenant confirm that in all cases where consent or approval shall be required of either Tenant or Landlord pursuant to the Lease, the granting of such consent shall not be unreasonably withheld or delayed by the party from whom such consent is required, unless otherwise specified in the Lease.

     W. Year 2000 Compliant. Landlord agrees to use commercially reasonable efforts to: (i) investigate with its management and vendors the ability of the computer time clocks and software which operate and/or control the Building equipment and tenant billings to continue to operate without unreasonable interruption or disruption after January 1, 2000 (the "Millennium Assessment"); and (ii) undertake commercially reasonable measures to address any potential problems identified by the Millennium Assessment so as to avoid, to the extent reasonably possible, unreasonable interruption and/or disruption to the operation of the Building equipment and tenant billings. The Millennium Assessment shall include an assessment of the Building elevators, mechanical equipment, life safety systems, invoice billing and any other devices or software which are necessary for the operation of the Building in accordance with the provisions of the Lease. Tenant and Landlord acknowledge that, notwithstanding Landlord's commercially reasonable efforts to prevent the same, problems may occur in connection with the operation of the Building's equipment and systems as a result of the Millennium and that such problems, if any, will not excuse Tenant from fulfilling its duties and obligations under the Lease, render Landlord liable for damages of any type or nature or be considered a Landlord default under the Lease.

                          ARTICLE 39: ENTIRE AGREEMENT

     This Lease Agreement, including the following Exhibits:

       Exhibit A      - Legal Description and Outline and Location of Premises
       Exhibit A-1    - Legal Description of Property
       Exhibit B      - Rules and Regulations
       Exhibit C      - Commencement Letter
       Exhibit D      - Landlord's Work
       Exhibit D-1    - Shell and Core and Landlord Provided Tenant Improvements
       Exhibit D-2    - Plans and Specifications for Building
       Exhibit E      - Signage Criteria
       Exhibit F      - Tenant Equipment List and Electrical/HVAC Related
                        Specifications
       Exhibit G      - Subordination Agreement, Acknowledgement of Lease
                        Assignment, Estoppel, Attornment and Non-Disturbance Agreement

constitutes the entire agreement between the parties hereto with respect to the subject matter of this Lease and supersedes all prior agreements and understandings between the parties related to the Premises, including all lease proposals, letters of intent and similar documents. TENANT EXPRESSLY ACKNOWLEDGES AND AGREES THAT LANDLORD HAS NOT MADE AND IS NOT MAKING, AND TENANT, IN EXECUTING AND DELIVERING THIS LEASE, IS NOT RELYING UPON, ANY WARRANTIES, REPRESENTATIONS, PROMISES OR STATEMENTS, EXCEPT TO THE EXTENT THAT THE SAME ARE EXPRESSLY SET FORTH IN THIS LEASE. ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES ARE MERGED IN THIS LEASE WHICH ALONE FULLY AND COMPLETELY EXPRESSES THE AGREEMENT OF THE PARTIES, NEITHER PARTY RELYING UPON ANY STATEMENT OR REPRESENTATION NOT EMBODIED IN THIS LEASE. THIS LEASE MAY BE MODIFIED ONLY BY A WRITTEN AGREEMENT SIGNED BY LANDLORD AND TENANT

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.


          LANDLORD:                  WRC SUNSET NORTH LLC, a Washington
                                     limited liability company

                                     By: EOP SUNSET NORTH, L.L.C., a Delaware
                                         limited liability company, its manager

                                         By: EOP OPERATING LIMITED PARTNERSHIP,
                                             a Delaware limited partnership,
                                             its sole member

                                             By: EQUITY OFFICE PROPERTIES TRUST,
                                                 a Maryland real estate
                                                 investment trust, its managing
                                                 general partner

                                                 By:   [Signature Illegible]
                                                    ----------------------------
                                                 Its: SVP
                                                     ---------------------------

                                     By: WRIGHT RUNSTAD ASSOCIATED LIMITED
                                         PARTNERSHIP, a Washington limited
                                         partnership its manager

                                         By: WRIGHT RUNSTAD & COMPANY, a
                                             Washington corporation, its sole
                                             general partner


                                                 By:   [Signature Illegible]
                                                    ----------------------------
                                                 Its: [Illegible]
                                                     ---------------------------



          TENANT:                    BSQUARE Corporation, a Washington
                                     corporation

                                     By:  [Signature Illegible]
                                          --------------------------------
                                     Its: CEO
                                          --------------------------------

                             LANDLORD ACKNOWLEDGMENT

STATE OF WASHINGTON               )
                                  ) ss.
COUNTY OF KING                    )

     I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that Jon F. Nordby, personally known to me to be the Executive V.P. of Wright Runstad & Company, the general partner of Wright Runstad Associates Limited Partnership, a Member of WRC SUNSET NORTH LLC, a Washington limited liability company, the Landlord in the foregoing instrument, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do, he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity under the foregoing instrument for the uses and purposes therein set forth.

     GIVEN under my hand and official seal this 15th day of January, 1999.


                                        Notary Public: /s/ THOMAS E. DIXON
                                                       -------------------------
                                        Printed Name: THOMAS E. DIXON
                                                      --------------------------
                                        Residing at: Seattle
                                                     ---------------------------
                                        My Commission expires: 2-28-01
                                                               -----------------


[SEAL]



STATE OF WASHINGTON               )
                                  ) ss.  SEE ATTACHED NOTARY PAGE
COUNTY OF KING                    )


     GIVEN under my hand and official seal this _____ day of January, 1999.


                                        Notary Public:
                                                       -------------------------
                                        Printed Name:
                                                      --------------------------
                                        Residing at:
                                                     ---------------------------
                                        My Commission expires:
                                                               -----------------

Attachment to Page 53
of Lease Agreement between
WRC Sunset North LLC and BSquare Corporation


STATE OF COLORADO         )
                          ) ss
County of Arapahoe        )

     I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that Kim J. Koehn, personally known to me to be the Senior Vice President of Equity Office Properties Trust, the general partner of EOP Operating Limited Partnership, the sole member of EOP Sunset North, L.L.C., the manager of WRC Sunset North LLC, a Washington limited liability company, the Landlord in the foregoing instrument, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such office of said entity being authorized so to do, he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity under the foregoing instrument for the uses and purposes therein set forth.

     GIVEN under my hand and official seal this 26th day of January 1999.



                                        /s/ PATRICIA ANN REICHLE
[SEAL]                                  ----------------------------------------
                                        Patricia Ann Reichle, Notary Public
                                        Residing at: Castle Rock, Colorado
                                        My Commission expires: January 14, 2001

                              TENANT ACKNOWLEDGMENT

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

     On this the 15th day of January, 1999, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared William Baxter, known to me to be CEO of BSQUARE CORPORATION the Tenant in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                        Notary Public: /s/ CAMILLA J. ALSON
                                                       -------------------------
                                        Printed Name: CAMILLA J. ALSON
                                                      --------------------------
                                        Residing at: Bellevue, WA
                                                     ---------------------------
                                        My Commission expires: 6-6-2002
                                                               -----------------

                                    EXHIBIT A


                                    PREMISES

     This Exhibit is attached to and made a part of the Lease dated as of January 15, 1999, by and between WRC SUNSET NORTH LLC, a Washington limited liability company ("Landlord") and BSQUARE CORPORATION, a Washington corporation ("Tenant") for space on the third (3rd), fourth (4th) and fifth (5th) floors in Building Four (4) located at the Northeast corner of 139th Avenue Southeast and Southeast 32nd Street, Bellevue, King County, Washington. The legal description for the property upon which the Premises is located is set forth on Exhibit A-1, attached hereto and incorporated herein by this reference. The Premises is outlined on Exhibit A-2 and A-3 attached hereto and incorporated herein by this reference.




                                   Exhibit A

                                   EXHIBIT A-1

                          LEGAL DESCRIPTION OF PROPERTY


          This Exhibit is attached to and made a part of the Lease dated as of January 15, 1999, by and between WRC SUNSET NORTH LLC, a Washington limited liability company ("Landlord") and BSQUARE CORPORATION, a Washington corporation ("Tenant") for space on the third (3rd), fourth (4th) and fifth (5th) floors in Building Four (4) located at the Northeast corner of 139th Avenue Southeast and Southeast 32nd Street, Bellevue, King County, Washington.

          LOTS 6 THROUGH 10 OF SUNSET RIDGE I-90 CORPORATE CAMPUS, A BINDING SITE PLAN, AS PER PLAT RECORDED IN VOLUME 154 OF PLATS, PAGES 77 THROUGH 80, RECORDS OF KING COUNTY;

          EXCEPT ANY PORTION CONVEYED FOR 139TH AVE. S.E., BY DEED RECORDED UNDER RECORDING NO. 9101280422;

          TOGETHER WITH AN UNDIVIDED 60% INTEREST IN LOT 11 AND TRACT C OF SAID PLAT;

          AND TOGETHER WITH THOSE CERTAIN EASEMENT RIGHTS AS DELINEATED IN INSTRUMENT RECORDED UNDER RECORDING NO. 9601091040;

          AND TOGETHER WITH THOSE CERTAIN EASEMENT RIGHTS AS DELINEATED IN INSTRUMENT RECORDED UNDER RECORDING NO. 9107260572;

          AND TOGETHER WITH THOSE CERTAIN EASEMENT RIGHTS AS DELINEATED IN INSTRUMENT RECORDED UNDER RECORDING NO. 9309292404;

          SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.



                                  Exhibit A1-1

                                   EXHIBIT A-2


                                 Floors 3 and 4



                                  [FLOOR PLAN]

                                   EXHIBIT A-3


                                     Floor 5



                                  [FLOOR PLAN]

                                    EXHIBIT B

                         BUILDING RULES AND REGULATIONS

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage associated therewith (if any), the Property and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas.

     2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid for by Tenant, and Landlord shall not in any case be responsible therefor.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building, except those of such color, size, style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted into any part of the Premises or Building except for normal decoration, nor shall any part of the Building be defaced by Tenant.

     4. Landlord shall provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board listing all Tenants, and no other directory shall be permitted unless previously consented to by Landlord in writing.

     5. Tenant will install proprietary locks on the doors to the perimeter of the Premises and provide a reasonable number of keys to those doors to the Landlord. Tenant shall have the right to place any additional locks on any interior doors of Premises without notice to or approval of Landlord, and without providing Landlord keys thereto; provided that Landlord shall be provided a reasonable number of keys to those interior doors in the Premises controlling access to Building mechanical, electrical and fire protection systems and shall be provided access at all times for emergency and maintenance purposes. All keys shall be returned to Landlord at the expiration or earlier termination of this Lease.

     6. All contractors, contractor's representatives, and installation technicians performing work in the Building shall be subject to Landlord's prior approval, which shall not be unreasonably withheld or delayed, and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, as the same may be revised from time to time. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which said work shall be performed.

     7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators, stairways, lobby areas, or loading dock areas, shall be restricted to hours reasonably designated by Landlord. If approved by Landlord, such activity shall be under the supervision of Landlord and performed in the manner stated by Landlord. Landlord may reasonably prohibit any article,


                                  Exhibit B-1
equipment or any other item from being brought into the Building. Tenant is to assume all risk for damage to articles moved and injury to any persons resulting from such activity. If any equipment, property, and/or personnel of Landlord or of any other tenant is damaged or injured as a result of or in connection with such activity, Tenant shall be solely liable for any and all damage or loss resulting therefrom.

     8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which in all cases shall not in the opinion of Landlord exceed acceptable floor loading and weight distribution requirements. All damage done to the Building by the installation, maintenance, operation, existence or removal of any property of Tenant shall be repaired at the expense of Tenant.

     9. Corridor doors, when not in use, shall be kept closed.

     10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building any handbills, promotional materials or other advertising; or (3) conduct or permit any other activities in the Building that might constitute a nuisance.

     11. No animals, except seeing eye dogs, shall be brought into or kept in, on or about the Premises.

     12. No inflammable, explosive or dangerous fluid or substance (other than normal office supplies and cleaning compounds) shall be used or kept by Tenant in the Premises or Building. Tenant shall not, without Landlord's prior written consent and except for normal office supplies and cleaning compounds, use, store, install, spill, remove, release or dispose of within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or hereafter considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental law which may now or hereafter be in effect. If Landlord does give written consent to Tenant pursuant to the foregoing sentence, Tenant shall comply with all applicable laws, rules and regulations pertaining to and governing such use by Tenant, and shall remain liable for all costs of cleanup or removal in connection therewith.

     13. Tenant shall not use or occupy the Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Premises or the Building; without limiting the foregoing, Tenant shall not use or permit the Premises or any portion thereof to be used for lodging, sleeping or for any illegal purpose.

     14. Tenant shall not take any action which would knowingly violate Landlord's labor contracts affecting the Building or which would cause any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant of the Building or with the rights and privileges of any person lawfully in the Building. Tenant shall take any actions necessary to resolve any such work stoppage, picketing, labor disruption, dispute or interference and shall have pickets removed and, at the request of Landlord, immediately terminate at any time any construction work being performed in the Premises giving rise to such labor problems, until such time as Landlord shall have given its written consent for such work to resume. Tenant shall have no claim for damages of any nature



                                  Exhibit B-2
against Landlord or any of the Landlord Related Parties in connection therewith, nor shall the date of the commencement of the Term be extended as a result thereof.

     15. Tenant shall utilize the termite and pest extermination service designated by Landlord to control termites and pests in the Premises. Except as included in Basic Costs, Tenant shall bear the cost and expense of such extermination services.

     16. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Building. Tenant shall not furnish any cooling or heating to the Premises, including, without limitation, the use of any electronic or gas heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines available to service the Building.

     17. Tenant shall not operate or permit to be operated on the Premises any coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes or other goods), except for those vending machines or similar devices which are for the sole and exclusive use of Tenant's employees.

     18. Bicycles and other vehicles are not permitted inside or on the walkways outside the Building, except in those areas specifically designated by Landlord for such purposes. Landlord shall provide in the common areas of the Building a bicycle rack.

     19. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents. Tenant, Tenant's agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable requirements relative thereto.

     20. Landlord shall have the right to prohibit publicity by Tenant that in Landlord's opinion may tend to impair the reputation of the Building or its desirability for Landlord or other tenants. Upon written notice from Landlord, Tenant will refrain from and/or discontinue such publicity immediately.

     21. Tenant shall carry out Tenant's permitted repair, maintenance, alterations, and improvements in the Premises only during times reasonably agreed to in advance by Landlord and in a manner which will not interfere with the rights of other tenants in the Building.

     22. Canvassing, soliciting, and peddling in or about the Building is prohibited. Tenant shall cooperate and use its best efforts to prevent the same.

     23. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, guests, or invitees smoke in any common area of the Building, unless such common area has been declared a designated smoking area by Landlord (and Landlord agrees to designate one or more dry smoking area(s) in the common areas of the Building or the garage), or to allow any



                                  Exhibit B-3
smoke from the Premises to emanate into the common areas or any other tenant's premises (other than from Landlord's designated smoking areas).

     24. Tenant shall observe Landlord's rules with respect to maintaining standard window coverings at all windows in the Premises so that the Building presents a uniform exterior appearance. Tenant shall ensure that to the extent reasonably practicable, window coverings are closed on all windows in the Premises while they are exposed to the direct rays of the sun.

     25. Tenant shall not permit the process of deliveries to or from the Premises to occur in a manner which will unreasonably interfere with the use by any other tenant of its premises or of any common areas, any pedestrian use of such area, or any use which is inconsistent with good business practice. Landlord will make available reasonable areas and accesses for deliveries to and from the Premises and Building.

     26. The work of cleaning personnel shall not be hindered by Tenant after 6:00 p.m. windows, doors and fixtures may be cleaned at any time with reasonable prior notice to Tenant. Tenant shall provide adequate waste and rubbish receptacles necessary to prevent unreasonable hardship to Landlord regarding cleaning service.



                                   Exhibit B-4

                                    EXHIBIT C


                               COMMENCEMENT LETTER

Date

Tenant

Address



Re: Commencement Letter with respect to that certain Lease dated _____________________ by and between WRC SUNSET NORTH LLC as Landlord, and BSQUARE CORPORATION, a Washington corporation as Tenant, for approximately ninety-four thousand one hundred eighty-two (94,182) square feet of Rentable Area on the third (3rd), fourth (4th) and fifth (5th) floors of the Building located at the Northeast corner of 139th Avenue Southeast and Southeast 32nd Street, Bellevue, King County, Washington.

Dear :

In accordance with the terms and conditions of the above referenced Lease, Tenant hereby accepts possession of the Premises and agrees as follows:

     1. The Commencement Date of the Lease is _________________________________;

     2. The Termination Date of the Lease is _________________________________.
Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all three (3) copies of this Commencement Letter in the space provided and returning two (2) fully executed copies of the same to my attention.

Sincerely,


Property Manager

Agreed and Accepted:
Tenant:
By:
Name:
Title:
Date:



                                   Exhibit C

                                    EXHIBIT D


                              WORK LETTER AGREEMENT


     The parties to this Work Letter Agreement ("AGREEMENT") are WRC SUNSET NORTH LLC, a Washington limited liability company ("LANDLORD") and BSQUARE CORPORATION, a Washington corporation ("TENANT"). Landlord and Tenant are parties to that certain Lease Agreement dated as of January 15, 1999 (the " LEASE") for space on the third (3rd), fourth (4th) and fifth (5th) floors in Building Four (4) of the Sunset North Corporate Campus located at the Northeast corner of 139th Avenue Southeast and Southeast 32nd Street, Bellevue, King County, Washington. The Premises are more particularly described in the Lease.

     Defined terms used in this Agreement shall have the same meanings given them in the Lease.

I. IMPROVEMENTS PROVIDED BY LANDLORD: Landlord agrees to provide improvements to the Building and the Premises pursuant to the attached Exhibit 1, Base Building Condition, and plans and specifications listed on Exhibit 2.

II. IMPROVEMENTS BY TENANT/REIMBURSEMENT BY LANDLORD: Design and construction of all improvements in the Initial Premises beyond those listed in Exhibit 1 shall be provided at Tenant's expense, provided Landlord shall pay the Allowance defined below. Landlord shall provide Tenant with an allowance of Thirty and no/100 Dollars ($30.00) (tenant improvements allowance) plus Zero and 15/100 Dollars ($0.15) (space plan allowance) per square foot of usable area in the Initial Premises (the "ALLOWANCE"). The Allowance may be applied to costs of designing and constructing the Tenant Improvements, Tenant's signage costs and the acquisition and installation of Tenant's furniture, fixture and equipment. The Allowance shall be paid as provided in Paragraph 6B of the Lease. Any unused portion of the Allowance may be taken as a credit against Rent or may be applied to additional build-out, wiring or cabling costs, as Tenant may elect. Any costs of constructing Tenant Improvements in excess of the Allowance shall be borne solely by Tenant.

     Landlord shall obtain all permits and government approvals and assume specific responsibility for delivery of the Premises as defined in the Lease and this Agreement, provided Tenant shall have met the drawing delivery dates herein. If Shell and Core Contractor is not initially selected to construct the Initial Tenant Improvements, then Landlord shall manage the bidding of tenant improvements to at least three (3) firms acceptable to. Landlord, one of which shall be the Shell and Core Contractor. The contractor selected by Tenant to construct the Tenant Improvements shall be hereinafter known as the "TENANT IMPROVEMENT CONTRACTOR."

III. BUILDING STANDARD IMPROVEMENTS: Tenant shall use Building Standard lighting, window coverings, doors, relites, hardware, ceiling treatment and heating, ventilating and air conditioning distribution equipment and controls.

IV. DESIGN OF TENANT IMPROVEMENTS: Tenant, at Tenant's cost and with the approval of Landlord, has retained JPC, Incorporated ("TENANT'S OFFICE PLANNER") to prepare the necessary drawings for Basic Plans and supply the information necessary to complete the Working Drawings and Engineering Drawings referred to in Section IV(B) of this Agreement for construction of the tenant improvements in Tenant's area. All Tenant's Plans shall be subject to



                               Exhibit D - Page 1
approval of Landlord (not to be unreasonably withheld or delayed) in accordance with Section IV(C) of this Agreement, and Landlord agrees to respond in writing with approval or comments within five (5) business days after receipt of each component of Tenant's Plans.

     Tenant's Office Planner shall ensure that the work shown on Tenant's Plans is compatible with the basic Building Plans and that necessary basic Building modifications are included in Tenant's Plans. Such modifications shall be subject to Landlord approval. If such approved basic Building modifications are made subsequent to completion of the shell and core documents or Landlord's Architect reasonably charges Landlord for such changes, then such modifications shall be subject to Landlord's approval and the cost of the changes to the documents as well as any increased shell and core construction costs shall be paid by Tenant.

     On or before the indicated dates, Tenant shall supply Landlord with one (1) reproducible copy and five (5) black line prints of the following Tenant Plans with respect to the Tenant Improvements in the Initial Premises and in any other portion of the Premises constructed at the same time as those in the Initial
Premises:

     A.   BASIC PLANS DELIVERY DATE: JANUARY 22, 1999

          The Basic Plans due on this date shall be signed by Tenant and include:

          Architectural Floor Plans: These shall be fully dimensioned floor plans showing partition layout and identifying each room with a number and each door with a number. The Basic Plans must clearly identify and locate equipment requiring plumbing or other special mechanical systems, area(s) subject to above-normal floor loads, special openings in the floor, and other major or special features.

     B.   WORKING DRAWINGS DELIVERY DATE: FEBRUARY 22, 1999

          On this date and at Tenant's expense, Tenant's Office Planner shall produce four (4) sets of Full Working Drawings for construction from the Basic Plans using the Pin Bar or CADD System, which system shall be approved by Landlord for compatibility with the other Building drawings. The four (4) sets of Working Drawings due on this date shall be sufficient to obtain all necessary permits, shall be signed by the Tenant and shall include all items in the Basic Plans referenced in Section IV(A) above plus the following additional information:

          (1) Electrical and Telephone Outlets: Locate all power and telephone requirements: Dimension the position from a corner and give height above concrete slab for all critically located outlets. Identify all dedicated circuits and identify all power outlets greater than 120 volts. For the equipment used in these outlets which require dedicated circuits and/or which require greater than 120 volts, identify the type of equipment, the manufacturer's name and the manufacturer's model number, and submit a brochure for each piece of equipment. Also identify the manufacturer's name of the phone system to be used and the power requirements, size, and location of its processing equipment.

          (2) Reflected Ceiling Plan: Lighting layout showing location and type of all Building Standard and special lighting fixtures.

          (3) Furniture Layout: Layout showing furniture location so that Landlord's engineer can review the location of all light fixtures.



                               Exhibit D - Page 2

The Allowance shall be applied to the cost of the engineers retained by Tenant's Office Planner. The Allowance shall also be applied to any necessary review of the Engineering Drawings by Landlord's shell and core engineers: electrical (Holmes Electric), mechanical (McDonald Miller) and structural plans (KPFF) (Engineering Drawings) for Tenant's improvements based on the signed Working Drawings.

     C.   FINAL PLANS REVIEW DATE: MARCH 26, 1999

          On this date, Tenant's Office Planner shall deliver to Landlord and Tenant for review and approval four (4) complete sets of Final Plans which shall be sufficient for purposes of obtaining construction bids and shall incorporate the Working Drawings referenced in Section IV(B) above, plus the following additional information:

          (1) Millwork Details: These drawings shall be in final form with Tenant's Office Planner's title block along the right border of the drawing, and shall include construction details of all cabinets, paneling, trim, bookcases, and door and jamb details for non-Building Standard doors and jambs.

          (2) Keying Schedules and Hardware Information: This information shall be in final form and include a preliminary Keying Schedule indicating which doors are locked, plus an "X" on the side of the door where the key will be inserted if a keyed door. Complete specifications for all non-Building Standard hardware will also be provided. The final keying schedule will be completed by March 26, 1999.

          (3) Room Finish and Color Schedule: This information shall be in final form and include locations and specifications for all wall finishes, floor covering and base for each room.

          (4) Construction Notes and Specifications: Complete specifications for every item included except those specified by the Landlord.

     D.   FINAL PLANS DELIVERY DATE: APRIL 1, 1999

          The four (4) sets of Final Plans approved by Landlord and Tenant and due on this date shall include all the Final Plans referenced in Section IV(C) above. Final Plans are to be signed by Tenant and delivered to Landlord by the Final Plans Delivery Date. Landlord shall return one (1) signed set to Tenant for Tenant's records. Landlord will incorporate or submit Engineering Drawings with Tenant's Final Plans for transmittal to. the Shell and Core Contractor.

          Tenant shall be responsible for delays and additional costs in completion of the Tenant Improvements incurred as a result of changes made to any of Tenant's Plans after the specified Plan Delivery Date, delays caused by Tenant's failure to comply with the Plan Delivery Dates, Tenant's failure to provide adequate specifications or information for the completion of Tenant's Plans, or by delays caused by Tenant's specification of special materials; but only to the extent any of the foregoing delays or prevents critical path work or adversely affects completion.

V.   CONSTRUCTION OF TENANT IMPROVEMENTS

     A. AUTHORIZATION TO PROCEED. Upon completion of Tenant's Final Plans, the Final Plans will be submitted to Shell and Core Contractor and, if not initially selected, then to at least two (2) other contractors acceptable to Landlord and Tenant for pricing. Those contractors shall



                               Exhibit D - Page 3
have at least two (2) weeks to provide their bid proposal with respect to completion of the Initial Tenant Improvement Work pursuant to the Final Plans. The final construction contract to be entered into between Landlord and the Tenant Improvement Contractor (including, but not limited to, the guaranteed maximum price to be contained therein) shall also be subject to Tenant's review and approval, such approval not to be unreasonably withheld. Landlord and Tenant shall review all pricing documentation received from the bidding tenant improvement contractors, including sub bids, quantities, and unit prices. Within ten (10) days of receipt of such prices and prior to execution of the Initial Tenant Improvements construction contract, Tenant shall give Landlord written authorization to complete the Premises in accordance with such Final Plans and naming the Tenant Improvement Contractor. Tenant may in such authorization delete any or all items of extra cost; however if the Shell and Core Contractor is selected, then if Landlord deems these changes to be extensive, at its option, Landlord may within three (3) business days of Tenant's written authorization refuse to accept the authorization to proceed until all changes have been incorporated in the Final Plans signed by Tenant and written acceptance of the revised price has been received by Landlord from Tenant. In the absence of such written authorization to proceed and if Landlord's contractor is selected, then Landlord shall not be obligated to commence work on the Premises and Tenant shall be responsible for any costs due to any resulting delay in completion of the Premises and as provided in Section 3(A) of the Lease.

     B. PAYMENTS. Refer to Section 6(B) from the body of the Lease.

     C. FINAL PLANS AND MODIFICATIONS. If Tenant shall request any change after the Final Plans are submitted, Tenant shall request such change in writing to Landlord and such request shall be accompanied by all plans and specifications necessary to show and explain changes from the approved Final Plans. After receiving this information, Landlord shall give Tenant within five (5) business days a written price for the cost of engineering design services and an estimate of construction costs to incorporate the change in Tenant's Final Plans. If Tenant approves such price in writing within five (5) business days, Tenant shall within five (5) business days have such Final Plans changes made to engineering drawings and Tenant shall have changes made to other Final Plan design documents. Within three (3) business days after completion of such changes in the Final Plans, Landlord shall provide Tenant a written breakdown of the final costs, if any, which shall be chargeable or credited to Tenant for such change, addition or deletion and any impact such changes shall have on the schedule. Landlord shall not charge for its services in relation to any such modifications unless such modifications constitute material change to Tenants' Final Plans. Apart from any fee due with respect to such material changes, Landlord shall not charge Tenant a construction management fee for Landlord's work on the Tenant Improvements. If Tenant wishes to proceed with such changes, Tenant shall within five (5) business days to notify Landlord in writing. In the absence of such notice, Landlord shall proceed in accordance with the previously approved Final Plans before such change, addition or deletion was requested. In accordance with Section 3(A) of the Lease, Tenant shall be responsible for any resulting delay in completion of the Premises due to modification of Final Plans. Tenant shall also be responsible for any demolition work required as a result of the change.

     D. IMPROVEMENTS CONSTRUCTED BY TENANT. If any work is to be performed in connection with the Initial Tenant Improvements on the Premises by Tenant or Tenant's contractor:

          (1) Such work shall proceed upon Landlord's written approval (not to be unreasonably withheld) of (i) Tenant's contractor, (ii) general liability and property damage insurance satisfactory to Landlord carried by Tenant's contractor, which insurance shall not be required to exceed levels carried by Shell and Core Contractor, (iii) detailed plans and



                               Exhibit D - Page 4
specifications for such work; and (iv) amount of general conditions directly attributable to work performed by Tenant's contractor and approved in advance by Tenant to be paid by Tenant to Landlord for the services still provided by Shell and Core Contractor or Tenant Improvement Contractor.

          (2) All work shall be done in conformity with a valid building permit when required, a copy of which shall be furnished for Landlord before such work is commenced, and in any case, all such work shall be performed in accordance with all applicable governmental regulations. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility for Tenant's failure to meet all applicable regulations.

          (3) All work by Tenant or Tenant's contractor shall be done with union labor in accordance with all union labor agreements applicable to the trades being employed, unless otherwise agreed to in writing by Landlord.

          (4) All work by Tenant or Tenant's contractor shall be scheduled through Landlord or, with Landlord's approval, directly with the Shell and Core Contractor or Tenant Improvement Contractor. Landlord shall make best efforts to accommodate work by Tenant or Tenant's contractor during times requested.

          (5) Tenant or Tenant's contractor shall arrange for necessary utility, hoisting and elevator service with the Shell and Core Contractor or the Tenant Improvement Contractor and shall pay such reasonable charges for such services as may be charged by the Shell and Core Contractor or the Tenant Improvement Contractor. This will be included in the general conditions of Subsection
(1)(iv) above.

          (6) Tenant shall promptly reimburse Landlord for costs incurred by Landlord due to faulty work done by Tenant or its contractors, or by reason of any delays caused by such work, or by reason of inadequate clean-up. Tenant shall receive notice from Landlord and a reasonable opportunity to cure damages prior to Landlord undertaking corrective action.

          (7) Prior to commencement of any work on the Premises by Tenant or Tenant's contractor, Tenant or Tenant's contractor shall enter into an indemnity agreement and a lien priority agreement satisfactory to Landlord indemnifying and holding harmless Landlord, any Mortgagees, and the Shell and Core Contractor or the Tenant Improvement Contractor for any liability, losses or damages directly or indirectly from lien claims affecting the land, the Building or the Premises arising out of Tenant's or Tenant's contractor's work or that of subcontractor or suppliers, and subordinating any such liens to the liens of construction and permanent financing for the Building.

          (8) Landlord shall have the right to post a notice or notices in conspicuous places in or about the Premises announcing its non-responsibility for the work being performed therein.

     E. TENANT'S ENTRY TO PREMISES. Tenant's entry to the Premises for any purpose, including without limitation, inspection or performance of Tenant Construction by Tenant's agents, prior to the Commencement Date as specified in
Section 3(A) of the Lease shall be scheduled in advance with Landlord and shall be subject to all the terms and conditions of the Lease, except the payment of Rent and Additional Rent. Tenant's entry shall mean entry by Tenant, its officers, contractors, Tenant's Office Planner, licensees, agents, servants, employees, guests, invitees, or visitors. Landlord will make reasonable efforts to accommodate Tenant's



                               Exhibit D - Page 5
request for access to the Premises at all times. Tenant will supply Landlord with a pre-approved list of individuals who will be allowed to have access to the Premises prior to the Commencement Date.

     F. TENANT'S TELEPHONE AND COMPUTER/DATA SERVICE. Tenant is responsible for Tenant's telephone service, computer and data service, obtaining any applicable permits, and related cabling. Tenant shall select and coordinate installation of such communication and information systems with the Landlord pursuant to item V(D)(4) of this Agreement.

IN WITNESS WHEREOF, Landlord and Tenant have executed this exhibit as of the 15th day of January, 1999.


          LANDLORD:                WRC SUNSET NORTH LLC, a Washington limited
                                   liability company

                                   By: EOP SUNSET NORTH, L.L.C., a Delaware
                                       limited liability company, its manager

                                       By: EOP OPERATING LIMITED PARTNERSHIP, a
                                           Delaware limited partnership, its
                                           sole member

                                           By: EQUITY OFFICE PROPERTIES TRUST, a
                                               Maryland real estate investment
                                               trust, its managing general
                                               partner


                                               By:
                                                   -----------------------------

                                               Its:
                                                   -----------------------------

                                   By: WRIGHT RUNSTAD ASSOCIATED LIMITED
                                       PARTNERSHIP, a Washington limited
                                       partnership its manager

                                       By: WRIGHT RUNSTAD & COMPANY, a
                                           Washington corporation, its sole
                                           general partner

                                           By:
                                               ---------------------------------

                                           Its:
                                               ---------------------------------

TENANT:                            BSQUARE CORPORATION, a Washington corporation

                                   By:
                                      ---------------------------------

                                   Its:
                                       --------------------------------



                               Exhibit D - Page 6

                                   EXHIBIT D-1

                                  SUNSET NORTH

                      Shell and Core and Landlord Provided
                               Tenant Improvements

Landlord shall provide bare shell and core floor ready for tenant improvements as follows:

Building Standard restrooms completed.

Building Standard drinking fountains installed.

DRYWALL. Drywall installed around the core areas only and firetaped (excludes drywall at the perimeter of the building and columns).

MAIN LOBBY. The main lobby serving the building is completed.

ELEVATOR LOBBY. All finishes are part of tenant improvements (except Building
     Standard elevator doors, frames, and buttons).

LIFE SAFETY. Life safety includes fire sprinkler riser, code minimum tenant distribution, central life safety system with Conduit, and wire to floor. Dropping of heads, detectors, strobe lights, and speakers are part of tenant improvements.

MECHANICAL. Mechanical includes the main system with medium pressure duct (the main loop) serving the floor and return air systems. VAV boxes and low pressure ductwork from main loop is a part of tenant improvements. The base building will include a central automated system pursuant to which Tenant may activate after hours HVAC from within the Premises, but Tenant's in Premises link to that system will be part of tenant improvements.

ELECTRICAL. Electrical includes panels in the electrical closets based on a design load as set forth on Exhibit F attached to the Lease. The main system includes expansion capabilities for additional panels installed during tenant improvements.

PERIMETER FINISHES. Perimeter finishes include the exterior of the building, support structure, and insulation.

CEILING GRID. Ceiling grid and panels are excluded and considered tenant improvements.

ELEVATORS AND STAIRWELLS. Elevators and stairwells (with Building Standard finishes) serving the floor are completed.



                              Exhibit D-1 - Page 1

                                   EXHIBIT D-2


                    LIST OF BUILDING PLANS AND SPECIFICATIONS

Architectural Plans prepared by Zimmer Gunsal Frasca Partnership dated 8/10/98;

Civil Plans prepared by KPFF dated 8/10/98;

Landscape Plans prepared by The Berger Partnership dated 8/10/98;

Structural Plans prepared by KPFF dated 8/10/98;

HVAC Plans prepared by MacDonald-Miller dated 8/10/98;

Plumbing Plans prepared by MacDonald-Miller dated 8/10/98;

Electrical Plans prepared by Holmes Electric dated 8/10/98;

Fire Protection Plans prepared by Cosco dated 8/10/98.



                              Exhibit D-2 - Page 1

                                    EXHIBIT E

                                SIGNAGE CRITERIA

     This Exhibit is attached to and made a part of the Lease dated as of January 15, 1999, by and between WRC SUNSET NORTH LLC, a Washington limited liability company ("Landlord") and BSQUARE CORPORATION, a Washington corporation ("Tenant") for space on the third (3rd), fourth (4th) and fifth (5th) floors in Building Four (4) located at the Northeast corner of 139th Avenue Southeast and Southeast 32nd Street, Bellevue, King County, Washington.

GENERAL

Tenant will have the right to place one sign on the west face of the Building. Tenant will have the first choice of a location.

The components of all signs including size, design, and color and materials shall be approved by Landlord and shall conform to the specific requirements identified below. Tenant shall submit to the Landlord a preliminary drawing showing the sign located on the Building's entire elevation and a dimensioned drawing of the entire sign describing the size and character of the proposed letters together with samples of all colors and materials prior to entering into a final contract with a sign company. In no case shall a sign be fabricated or installed without Tenant receiving the Landlord's approval and obtaining Landlord's signature on a shop drawing(s) prior to fabrication.

BUILDING SIGNAGE CRITERIA

Shop drawings shall be fully dimensioned and indicate location, type of lettering, illumination (if applicable), all colors and materials, and specifications for the entire assembly, including details describing how the sign will be mounted to the Building.

The sign shall consist of the Tenant's trade name and/or logo if the logo is a part of Tenant's common trademark. The wording shall not include the product or service sold except as part of the trade name.

The letter style and color may be proposed by the individual tenants.

Signs shall be internally illuminated and constructed of individual letters/numerals with a translucent face and opaque back.

Maximum height shall be 24" for letters and logos.

Signage is limited to a maximum length of 16 lineal feet of signage, including letter characters and symbols.



                                  Exhibit E-1

                               EXHIBIT E (CONT'D.)

                                SIGNAGE CRITERIA


All portions of any sign must be within 2'0" x 16'0" area centered horizontally between specified columns. The lower edge of the letters shall all align 3" above the lower edge of the panel. See Exhibit A attached.

No moving, flashing, or audible signs will be permitted.

The sign, including its raceway and letters, shall not project more than 13" from the face of the panel to which it is mounted (8" for the raceway and 5" for the letter). There shall be no overhanging signs or signage perpendicular to the Building.

No signs shall be attached to the Building in other than the designated area.

There will be no exposed labels bearing the name of the sign contractor, fabricator, or underwriter's approval.

All costs associated with the design, fabrication, installation, and maintenance shall be paid by the Tenant.

Signs shall comply with all governing building and electrical codes and regulations, and shall bear the UL label. Cost of obtaining all permits, approvals, etc. required for installation shall be the responsibility of the Tenant.

Electrical service to approved illuminated sign shall originate from the Tenant's electrical panel.

Tenant shall pay the additional electrical cost.



                                  Exhibit E-2

                                    EXHIBIT F

                       TENANT'S ELECTRICAL EQUIPMENT LIST

     The electricity and the heating, ventilation and air-conditioning ("HVAC") available to the Premises will be sufficient to support an average of two (2) standard personal computer central processing units and two (2) monitors per office, based on offices with an average size of 200 rentable square feet evenly distributed throughout the Premises. Central computer rooms and laboratories are NOT included in these calculations. Supporting calculations are as follows:

1. Based on the foregoing, Tenant's electrical loads have been calculated as follows:

     -1.2 Watts per square foot for the lighting load for electrical (code requirement).

     -5.0 Watts per square foot electrical load for tenant equipment (as defined above).

     6.2 Watts total electrical capacity needed.

2. Based on the foregoing, Tenant's HVAC loads have been calculated as follows:

     -1.2 Watts per square foot for the lighting load for HVAC (code requirement).

     -2.1 Watts per square foot for the HVAC load for tenant equipment (as defined above).

     3.3 Watts total HVAC capacity needed

3. The base building utilities design shall provide the following electrical capacities:

     -1.2 Watts per square foot is provided to meet maximum allowed by Washington State Energy Code.

     -6.0 Watts per square foot for tenant equipment loads.

     7.2 Watts* total electrical capacity to be provided

     *NOTE: An additional 4.0 Watts per square foot will be provided to power the building HVAC System.

4. The base building utilities design shall provide the following HVAC capacities:

     -1.2 Watts per square foot is provided to meet maximum allowed by Washington State Energy Code.

     -2.8 Watts Per square foot for tenant equipment loads.

     4.0 Watts total HVAC capacity to be provided.



                                  Exhibit F-1

     In summary, based on the above-described level of electrical usage, the base building will provide a surplus electrical load of 1.0 watts per square foot (7.2-6.2) and a Surplus HVAC load of 0.7 watts per square foot (4.0-3.3).



                                  Exhibit F-2

                                    EXHIBIT G

                         FORM OF SUBORDINATION AGREEMENT

     RETURN NAME AND ADDRESS:

     WELLS FARGO BANK, NATIONAL
     ASSOCIATION
     Real Estate Group, MAC 6101-121
     1300 S.W. 5th Avenue, l2th Floor
     Portland, OR 97201

     Attn: M. K. Long



          SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT,
               ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT


GRANTORS:           (1) WRC SUNSET NORTH LLC; (2) BSQUARE CORPORATION

GRANTEE:            WELLS FARGO BANK, NATIONAL ASSOCIATION

LEGAL               LOTS 6 THROUGH 10 AND AN UNDIVIDED INTEREST IN LOT 11 AND
DESCRIPTION:        TRACT C OF SUNSET RIDGE I-90 CORPORATE CAMPUS, VOLUME 154 OF
                    PLATS, PAGES 77-80, KING COUNTY, WASHINGTON

                    Additional legal description is on Exhibit A of this document.

ASSESSOR'S          813530-0060-02
PROPERTY TAX        813530-0070-00
PARCEL              813530-0080-08
ACCOUNT             813530-0090-06
NUMBER(S):          813530-0100-04
                    813530-0110-02
                    502880-0050-09



                                  Exhibit G-1

          SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT,
               ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT
                            (Lease To Deed of Trust)


     NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR LEASE BECOMING SUBJECT
             TO AND OF LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST (DEFINED BELOW).

     THIS SUBORDINATION AGREEMENT; ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ESTOPPEL, ATTORNMENT AND NON-DISTURBANCE AGREEMENT ("Agreement") is made as of January 15, 1999, by and between WRC SUNSET NORTH LLC, a Washington limited liability company ("Owner"), BSQUARE CORPORATION, a Washington corporation ("Lessee") and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender").

                                 R E C I T A L S

1. Pursuant to the terms and provisions of a lease dated as of January 15, 1999 ("Lease") Owner, as "Lessor", granted to Lessee a leasehold estate in and to a portion of the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the "Property").

2. Owner has executed, or proposes to execute, a deed of trust with absolute assignment of leases and rents, security agreement and fixture filing ("Deed of Trust") securing, among other things, a promissory note ("Note") in the principal sum of SIXTY EIGHT MILLION DOLLARS ($68,000,000), dated September 1, 1998, in favor of Lender, which Note is payable with interest and upon the terms and conditions described therein ("Loan"). The Deed of Trust is to be recorded concurrently herewith.

3. As a condition to making the Loan secured by the Deed of Trust, Lender requires that the Deed of Trust be, and at all times remain, a lien on the Property, prior and superior to all the rights of Lessee under the Lease on the terms set forth in this document.

4. Owner, Lessee and Lender desire to enter into the agreements set forth in this document.



                                  Exhibit G-2

     NOW THEREFORE, for valuable consideration, Owner, Lessee and Lender hereby agree as follows:

6    SUBORDINATION. Owner and Lessee hereby agree that:

     6.1 Prior Lien. The Deed of Trust securing the Note in favor of Lender, and any modifications, renewals or extensions thereof, shall be and at all times remain a lien on the Property prior and superior to the Lease;

     6.2 Subordination. Lender has advised Owner that Lender would not make the Loan without this agreement to subordinate; and

     6.3 Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

     AND FURTHER, Lessee declares, agrees and acknowledges for the benefit of Lender, that:

     6.4 Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part;

     6.5 Subordination. Lessee intentionally and unconditionally subordinates all of Lessee's right, title and interest in and to the Property to the lien of the Deed of Trust and understands that in reliance upon, and in consideration of, this subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this subordination.

7. ASSIGNMENT. Lessee acknowledges and consents to the assignment of the Lease by Owner in favor of Lender.

8.   ESTOPPEL. Lessee acknowledges and represents that:

     8.1 Lease Effective. The Lease has been duly executed and delivered by Lessee and, subject to the terms and conditions thereof, the Lease is in full force and effect, the obligations of Lessee thereunder are valid and binding and there have been no modifications or additions to the Lease, written or oral;

     8.2 No Default. To the best of Lessee's knowledge, as of the date hereof:
(i) there exists no breach, default, or event or condition which, with the giving of notice or the passage of



                                   Exhibit G-3
time or both, would constitute a breach or default under the Lease; and (ii) there are no existing claims, defense's or offsets against rental due or to become due under the Lease;

     8.3. Entire Agreement. The Lease constitutes the entire agreement between Lessor and Lessee with respect to the Property and Lessee claims no rights with respect to the Property other than as set forth in the Lease; and

     8.4 No Prepaid Rent. No deposits or prepayments of rent have been made in connection with the Lease, except as follows: (if none, state "None") NONE.

9. ADDITIONAL AGREEMENTS. Lessee covenants and agrees that, during all such times as Lender is the Beneficiary under the Deed of Trust:

     9.1 Modification, Termination and Cancellation. Lessee will not consent to any modification, amendment, termination or cancellation of the Lease (in whole or in part) except to the extent expressly permitted by the terms of the Lease or as a result of default of Owner pursuant to the Lease without Lender's prior written consent and will not make any payment to Owner in consideration of any modification, termination or cancellation of the Lease (in whole or in part) except to the extent expressly permitted by the terms of the Lease without Lender's prior written consent;

     9.2 Notice of Default. Lessee will notify Lender in writing concurrently with any notice given to Owner of any default by Owner under the Lease, and Lessee agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth in the Lease;

     9.3 No Advance Rents. Lessee will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and

     9.4 Assignment of Rents. Upon receipt by Lessee of written notice from Lender that Lender has elected to terminate the license granted to Owner to collect rents, as provided in the Deed of Trust, and directing the payment of rents by Lessee to Lender, Lessee shall comply with such direction to pay and shall not be required to determine whether Owner is in default under the Loan and/or the Deed of Trust, and Owner hereby so directs and authorizes Lessee to make such payments upon receipt of such notice from Lender.

     Notwithstanding the foregoing, if Lessee after notice from Lender, is uncertain in Lessee's sole discretion, as to whether payments are to be made to Owner or to Lender, Lessee may deposit the payments in an interpleader action with the Superior Court for King County, State of Washington and interplead Owner and Lender therein, provided Lessee shall not so deposit such funds in an interpleader action if (i) Lender has had a receiver appointed for the Property by a court with appropriate jurisdiction and Lessee has received written notice of such appointment with direction by the court to pay rent to such receiver;
(ii) a court with appropriate jurisdiction has issued an order directing such payments to be made to Lender, and Lessee has received a copy of such order; or
(iii) Lessee receives written evidence of Owner's concurrence with the payments of such amounts to Lender.



                                   Exhibit G-4

10. ATTORNMENT. Lessee agrees for the benefit of Lender (including for this purpose any transferee of Lender or any transferee of Owner's title in and to the Property by Lender's exercise of the remedy of sale by foreclosure under the Deed of Trust), and Lender agrees, that following transfer of title to the Property to Lender by exercise of Lender's remedy of sale by foreclosure under the Deed of Trust and assumption of the Lease by Lender (subject to the same limitations on personal liability contained in Section 27 of the Lease) with respect to obligations of the Lessor to be performed under the Lease after the date of transfer of title of the Property to Lender:

     10.1 Payment of Rent. Lessee shall pay to Lender all rental payments required to be made by Lessee pursuant to the terms of the Lease for the duration of the team of the Lease;

     10.2 Continuation of Performance. Lessee shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Lessee hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Owner's interest in the Lease and giving written notice thereof to Lessee;

     10.3 No Offset. Lender shall not be liable for, nor subject to, any offsets or defenses which Lessee may have by reason of any act or omission of Owner under the Lease prior to the date of transfer of title to the Property to Lender, nor for the return of any sums which Lessee may have paid to Owner under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Owner to Lender or Lender otherwise has received credit therefor. Notwithstanding the foregoing provisions of this Section 10.3, (i) nothing in this Section 10.3 shall create a right of offset under the Lease that does not otherwise exist; and (ii) Tenant may enforce the offset rights granted to Tenant in Section 3(A) of the Lease against Lender provided (A) Tenant drivers to Lender a copy of Tenant's notice to Landlord stating that certain punchlist items have not been timely completed, and a copy of Tenant's written demand for payment of the cost of Tenant's completion of such items, both of which notices are required under Section 3(A) of the Lease and shall be given in accordance with Section 9.2 of this Agreement; and (B) Tenant promptly exercises such offset rights once those offset rights have accrued; and

     10.4 Subsequent Transfer. Lender, by succeeding to the interest of Owner under the Lease, shall become obligated to perform the agreements and covenants of Owner thereunder with respect to those agreements and covenants first becoming due after Lender succeeds to the interest of Owner, and, upon any further transfer of Owner's interest by Lender, all of such obligations shall terminate as to Lender with respect to obligations first becoming due after the date of transfer by Lender.

11. NON-DISTURBANCE. In the event of a foreclosure under the Deed of Trust, so long as there shall then exist no breach, default, or event of default on the part of Lessee under the Lease beyond any applicable cure periods stated in the Lease, Lender agrees for itself and its successors and assigns that the leasehold interest of Lessee under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Lessee as tenant under the Lease subject to the terms and provisions of the Lease.



                                  Exhibit G-5

12. MISCELLANEOUS.

     12.1 Heirs, Successors, Assigns and Transferees. The covenants herein shall be binding upon, and inure to the benefit of, the heirs, successors and assigns of the parties hereto; and

     12.2 Notices. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be deemed served upon delivery or, if mailed, upon the first to occur of receipt or the expiration of three (3) days after deposit in United States Postal Service, certified mail, postage prepaid and addressed to the address of Owner, Lessee or Lender appearing below:

"OWNER"                                      "LENDER"

WRC SUNSET NORTH LLC                         WELLS FARGO BANK, NATIONAL
c/o Wright Runstad & Company                 ASSOCIATION
1191 Second Avenue, Suite 2000               Real Estate Group, MAC 6101-121
Seattle, Washington 98101                    1300 S.W. 5th Avenue, 12th Floor
                                             Portland, OR 97201
Attn: Jon F. Nordby

                                             Attn: M. K. Long
                                             Loan No.

"LESSEE"

BSQUARE CORPORATION
3633 136th Place NE, Suite 100
Bellevue, WA 98006

Attn: General Counsel


provided, however, any party shall have the right to change its address for notice hereunder by the giving of written notice thereof to the other party in the manner set forth in this Agreement; and

     12.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument; and

     12.4 Paragraph Headings. Paragraph headings in this Agreement are for convenience only and are not to be construed as part of this Agreement or in any way limiting the provisions hereof.

     12.5 INCORPORATION. Exhibit A is attached hereto and incorporated herein by this reference.



                                   Exhibit G-6

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


         NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE OWNER TO OBTAIN A LOAN, THE PROCEEDS OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN THE IMPROVEMENT OF THE PROPERTY. IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.


                                   "OWNER"

                                   WRC SUNSET NORTH LLC, a Washington
                                   limited liability company

                                   By: EOP SUNSET NORTH, L.L.C., a Delaware
                                       limited liability company, its manager

                                       By: EOP OPERATING LIMITED PARTNERSHIP, a
                                           Delaware limited partnership, its
                                           sole member

                                           By: EQUITY OFFICE PROPERTIES TRUST, a
                                               Maryland real estate investment
                                               trust, its managing general
                                               partner

                                               By:
                                                  ------------------------------

                                                  Its:
                                                      --------------------------

                                   By: WRIGHT RUNSTAD ASSOCIATED LIMITED
                                       PARTNERSHIP, a Washington limited
                                       partnership its manager

                                       By: WRIGHT RUNSTAD & COMPANY, a
                                           Washington corporation, its sole
                                           general partner

                                           By:
                                              ------------------------------

                                              Its:
                                                  --------------------------



                                  Exhibit G-7

                                   "LENDER"

                                   WELLS FARGO BANK, NATIONAL ASSOCIATION


                                   By:
                                      ---------------------------------

                                      Its:
                                          -----------------------------



                                   "LESSEE"

                                   BSQUARE, CORPORATION, a Washington
                                   corporation


                                   By:
                                      ---------------------------------

                                      Its:
                                          -----------------------------



STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

     I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that ____________________________, personally known to me to be the _______________ of Wright Runstad & Company, the general partner of Wright Runstad Associates Limited Partnership, a Member of WRC SUNSET NORTH LLC, a Washington limited liability company, the Owner in the foregoing instrument, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do, he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity under the foregoing instrument for the uses and purposes therein set forth.

     GIVEN under my hand and official seat this ______ day of January, 1999.


                                        Notary Public:
                                                       -------------------------
                                        Printed Name:
                                                      --------------------------
                                        Residing at:
                                                     ---------------------------
                                        My Commission expires:
                                                               -----------------



                                  Exhibit G-8

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

     I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that ____________________________, personally known to me to be the _______________ of Equity Office Properties Trust, the general partner of EOP Operating Limited Partnership, the sole member of EOP Sunset North, L.L.C., a Member of WRC SUNSET NORTH LLC, a Washington limited liability company, the Owner in the foregoing instrument, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do, he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity under the foregoing instrument for the uses and purposes therein set forth.

     GIVEN under my hand and official seal this ______ day of January, 1999.


                                        Notary Public:
                                                       -------------------------
                                        Printed Name:
                                                      --------------------------
                                        Residing at:
                                                     ---------------------------
                                        My Commission expires:
                                                               -----------------


STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

     On this the _____ day of January, 1999, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ________________ known to me to be ________________ of WELLS FARGO BANK, NATIONAL ASSOCIATION the Lender in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        Notary Public:
                                                       -------------------------
                                        Printed Name:
                                                      --------------------------
                                        Residing at:
                                                     ---------------------------
                                        My Commission expires:
                                                               -----------------



                                  Exhibit G-9

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )


     On this _____ the day of January, 1999, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ________________ known to me to be ________________ of BSQUARE CORPORATION the Lessee in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        Notary Public:
                                                       -------------------------
                                        Printed Name:
                                                      --------------------------
                                        Residing at:
                                                     ---------------------------
                                        My Commission expires:
                                                               -----------------



                                  Exhibit G-10

                                                                       EXHIBIT A

                                                          Loan No. _____________



                             DESCRIPTION OF PROPERTY


EXHIBIT A to Subordination Agreement; Acknowledgment of Lease Assignment, Estoppel, Attornment and Non-Disturbance Agreement dated as of January 15, 1999, executed by WRC SUNSET NORTH LLC, a Washington limited liability company as "Owner", BSQUARE CORPORATION, a Washington corporation, as "Lessee", and WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender".

All that certain real property located in the County of King, State of Washington, described as follows:

          LOTS 6 THROUGH 10 OF SUNSET RIDGE I-90 CORPORATE CAMPUS, A BINDING SITE PLAN, AS PER PLAT RECORDED IN VOLUME 154 OF PLATS, PAGES 77 THROUGH 80, RECORDS OF KING COUNTY;

          EXCEPT ANY PORTION CONVEYED FOR 139TH AVE. S.E., BY DEED RECORDED UNDER RECORDING NO. 9101280422;

          TOGETHER WITH AN UNDIVIDED 60% INTEREST IN LOT 11 AND TRACT C OF SAID PLAT;

          AND TOGETHER WITH THOSE CERTAIN EASEMENT RIGHTS AS DELINEATED IN INSTRUMENT RECORDED UNDER RECORDING NO. 9601091040;

          AND TOGETHER WITH THOSE CERTAIN EASEMENT RIGHTS AS DELINEATED IN INSTRUMENT RECORDED UNDER RECORDING NO. 9107260572;

          AND TOGETHER WITH THOSE CERTAIN EASEMENT RIGHTS AS DELINEATED IN INSTRUMENT RECORDED UNDER RECORDING NO. 9309292404;

          SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.



                                  Exhibit G-11